     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 21, 2002
                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM N-14


                             REGISTRATION STATEMENT
                                      UNDER
                         THE SECURITIES ACT OF 1933             [X]

                              ---------------------

                        PRE-EFFECTIVE AMENDMENT NO.             [ ]
                        POST-EFFECTIVE AMENDMENT NO.            [ ]

                              ---------------------

                      MORGAN STANLEY LIMITED DURATION FUND

                         A Massachusetts business trust
               Formerly named Morgan Stanley Short Term Bond Fund
               (Exact Name of Registrant as Specified in Charter)


                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                    (Address of Principal Executive Offices)


                                 (800) 869-6397
                         (Registrant's Telephone Number)


                                BARRY FINK, ESQ.
                           1221 Avenue of the Americas
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                              ---------------------
                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                            Mayer, Brown, Rowe & Maw
                                  1675 Broadway
                            New York, New York 10019

                              ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                  The Exhibit Index is located on page [   ].

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS.
333-    ; 811-7117).
--------------------------------------------------------------------------------

                                    FORM N-14

                         MORGAN STANLEY LIMITED DURATION

                              CROSS REFERENCE SHEET

           PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933




PART A OF FORM N-14 ITEM NO.               PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   ---------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                               *
2 (a) ........................                               *
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                               *
  (c) ........................                               *
  (d) ........................                               *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Prospectus of Morgan Stanley North American Government
                                  Income Trust
  (b) ........................   Available Information
  (c) ........................                               *
  (d) ........................                               *
7 (a) ........................   Introduction -- General, Record Date; Share Information,
                                  Expenses of Solicitation, Proxies, Vote Required
  (b) ........................                               *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                               *
9   ..........................                               *


PART B OF FORM N-14 ITEM NO.               STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   ---------------------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                                  *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley Limited
                                  Duration Fund
  (b) ........................                                  *
  (c) ........................
13(a) ........................   Additional Information about Morgan Stanley North
                                 American Government Income Trust
  (b) ........................                                  *
  (c) ........................                                  *
14    ........................   Registrant's Annual Report for the fiscal year ended April 30,
                                 2002. Morgan Stanley North American Government
                                 Income Trust's Annual Report for the fiscal year ended
                                 October 31, 2001 and Semi-Annual Report for the
                                 six-month period ended April 30, 2002.


 PART C OF FORM N-14 ITEM NO.     OTHER INFORMATION HEADING
------------------------------   --------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

             MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-6397


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2002


TO THE SHAREHOLDERS OF MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST,

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley North American Government Income Trust ("North American") to be held in the Conference Room, at Harborside Financial Center, Plaza Two, 2nd Floor,
Jersey City, New Jersey 07311, at       a.m., Eastern time, on September 24,
2002, and any adjournments thereof (the "Meeting"), for the following purposes:


1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 25, 2002 (the "Reorganization Agreement"), between North American and Morgan Stanley Limited Duration Fund ("Limited Duration"), pursuant to which substantially all of the assets of North American would be combined with those of Limited Duration and shareholders of North American would become shareholders of Limited Duration receiving shares of Limited Duration with a value equal to the value of their holdings in North American (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on July 5, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF NORTH AMERICAN RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

July   , 2002


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                      MORGAN STANLEY LIMITED DURATION FUND

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-6397

                         ACQUISITION OF THE ASSETS OF
             MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST

                        BY AND IN EXCHANGE FOR SHARES OF
                      MORGAN STANLEY LIMITED DURATION FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley North American Government Income Trust ("North American") in connection with an Agreement and Plan of Reorganization, dated April 25, 2002 (the "Reorganization Agreement"), pursuant to which substantially all the assets of North American will be combined with those of Morgan Stanley Limited Duration Fund ("Limited Duration") in exchange for shares of Limited Duration (the "Reorganization"). As a result of this transaction, shareholders of North American will become shareholders of Limited Duration and will receive shares of Limited Duration with a value equal to the value of their holdings in North American. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between North American and Limited Duration, attached hereto as Exhibit A. The address and telephone number of North American is that of Limited Duration set forth above. This Proxy Statement also constitutes a Prospectus of Limited
Duration, which is dated June      , 2002, filed by Limited Duration with the
Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Limited Duration is an open-end diversified management investment company whose investment objective is to seek to provide investors with a high level of current income, consistent with the preservation of capital. The fund normally invests at least 65% of its assets in securities issued or guaranteed as to the principal and interest by the U.S. government, its agencies or instrumentalities, investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments, the fund's Investment Manager, Morgan Stanley Investment Advisors Inc, considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the fund's portfolio of three years or less.

     This Proxy Statement and Prospectus set forth concisely information about Limited Duration that shareholders of North American should know before voting on the Reorganization Agreement. A copy of the Prospectus for Limited Duration dated June , 2002, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Limited Duration's Annual Report for the fiscal year ended April 30, 2002. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated July , 2002, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are North American's Prospectus, dated December 31, 2001, and Annual Report for its fiscal year ended October 31, 2001 and Semi-Annual Report for the six-month period ended April 30, 2002. Such documents are available without charge by calling (800) 869-6397 (toll free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED JULY   , 2002.

                                TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS




                                                                                            PAGE
                                                                                           -----
INTRODUCTION ...........................................................................      1
  General ..............................................................................      1
  Record Date; Share Information .......................................................      1
  Proxies ..............................................................................      2
  Expenses of Solicitation .............................................................      2
  Vote Required ........................................................................      3

SYNOPSIS ...............................................................................      4
  The Reorganization ...................................................................      4
  Fee Table ............................................................................      4
  Tax Consequences of the Reorganization ...............................................      6
  Comparison of North American and Limited Duration ....................................      6

PRINCIPAL RISK FACTORS .................................................................      8

THE REORGANIZATION .....................................................................     11
  The Proposal .........................................................................     11
  The Board's Consideration ............................................................     11
  The Reorganization Agreement .........................................................     12
  Tax Aspects of the Reorganization ....................................................     13
  Description of Shares ................................................................     15
  Capitalization Table (unaudited) .....................................................     15
  Appraisal Rights .....................................................................     15

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS .........................     15
  Investment Objectives and Policies ...................................................     15
  Investment Restrictions ..............................................................     16

ADDITIONAL INFORMATION ABOUT NORTH AMERICAN AND
 LIMITED DURATION ......................................................................     17
  General ..............................................................................     17
  Financial Information ................................................................     17
  Management ...........................................................................     17
  Description of Securities and Shareholder Inquiries ..................................     17
  Dividends, Distributions and Taxes ...................................................     17
  Purchases, Repurchases and Redemptions ...............................................     17

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ............................................     17

FINANCIAL STATEMENTS AND EXPERTS .......................................................     17

LEGAL MATTERS ..........................................................................     18

AVAILABLE INFORMATION ..................................................................     18

OTHER BUSINESS .........................................................................     18
Exhibit A - Agreement and Plan of Reorganization, dated April 25, 2002, by and between
 North American and Limited Duration
Exhibit B - Prospectus of Limited Duration dated June   , 2002

                                 MORGAN STANLEY
                     NORTH AMERICAN GOVERNMENT INCOME TRUST
                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-6397

                              --------------------
                         PROXY STATEMENT AND PROSPECTUS
                              --------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 24, 2002


                                  INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley North American Government Income Trust ("North American"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of North American (the "Board") of proxies to be used at the Special Meeting of Shareholders of North American to be held in the Conference Room at Harborside Financial Center, Plaza Two, 2nd Floor,
Jersey City, New Jersey 07311 at       A.M., Eastern time, on September 24, 2002
and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about July , 2002.

     At the Meeting, North American shareholders (the "Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 25, 2002 (the "Reorganization Agreement"), between North American and Morgan Stanley Limited Duration Fund ("Limited Duration") pursuant to which substantially all of the assets of North American will be combined with those of Limited Duration in exchange for shares of Limited Duration. As a result of this transaction, Shareholders will become shareholders of Limited Duration and will receive shares of Limited Duration equal to the value of their holdings in North American on the date of such transaction (the "Reorganization"). The shares to be issued by Limited Duration pursuant to the Reorganization (the "Limited Duration Shares") will be issued at net asset value without an initial sales charge. Further information relating to Limited Duration is set forth herein and in Limited Duration's current Prospectus, dated June , 2002 ("Limited Duration's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning North American contained herein has been supplied by North American and the information concerning Limited Duration contained herein has been supplied by Limited Duration.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on July , 2002 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were [ ] shares of North American issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own, of record or beneficially, 5% or more of the outstanding shares of North American as of the Record Date: [Insert 5% ownership information.] As of the Record Date, the trustees and officers of North American, as a group, owned less than 1% of the outstanding shares of North American.

     The following persons were known to own, of record or beneficially, 5% or more of the outstanding shares of Limited Duration as of the Record Date:
[INSERT 5% OWNERSHIP INFORMATION.] As of the Record Date, the trustees and officers of Limited Duration, as a group, owned less than 1% of the outstanding shares of Limited Duration.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of North American, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of North American present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by North American,
which expenses are expected to approximate [$      ]. North American and Limited
Duration will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of North American or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan

Stanley Trust ("Morgan Stanley Investment Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, North American will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, North American may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, North
American would pay D.F. King $    and the expenses outlined below.


     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.


     In certain instances, Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. North American has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact, and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder requests, which would be borne by North American.


VOTE REQUIRED


     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of North American represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, North American will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Limited Duration's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of North American, subject to stated liabilities, to Limited Duration in exchange for the Limited Duration Shares. The aggregate net asset value of the Limited Duration Shares issued in the exchange will equal the aggregate value of the net assets of North American received by Limited Duration. On or after the closing date scheduled for the Reorganization (the "Closing Date"), North American will distribute the Limited Duration Shares received by North American to Shareholders as of the Valuation Date (as defined below under "The Reorganization -- The Reorganization Agreement") in complete liquidation of North American, and North American will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Limited Duration Shares equal in value to such Shareholder's pro rata interest in the net assets of North American transferred to Limited Duration. Pursuant to the Reorganization, Shareholders holding their shares of North American in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Limited Duration; however, such Shareholders will not be able to redeem, transfer or exchange the Limited Duration Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, North American will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of North American's investment company taxable income for all periods since the inception of North American through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of North American's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF NORTH AMERICAN ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF NORTH AMERICAN AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of North American and Limited Duration may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by North American for its fiscal year ended October 31, 2001, and by Limited Duration for its fiscal year ended April 30, 2002. North American and Limited Duration each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Limited Duration) (the "Combined Fund"), reflecting what the fee schedule would have been on April 30, 2002, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from your investment)




                                                                                         PRO FORMA
                                                             NORTH       LIMITED       COMBINED FUND
                                                           AMERICAN     DURATION     (LIMITED DURATION)
                                                          ----------   ----------   -------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE) ..................       none         none             none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS ............................................       none         none             none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS) .................................       none         none             none
REDEMPTION FEES .......................................       none         none             none
EXCHANGE FEE ..........................................       none         none             none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)




                                                                                   PRO FORMA
                                                       NORTH       LIMITED       COMBINED FUND
                                                     AMERICAN     DURATION     (LIMITED DURATION)
                                                    ----------   ----------   -------------------
MANAGEMENT FEES(1) ..............................       0.65%        0.70%            0.70%
DISTRIBUTION AND SERVICE (12B-1) FEES ...........       0.73%        0.00%            0.00%
OTHER EXPENSES(1) ...............................       0.42%        0.22%            0.24%
TOTAL ANNUAL FUND OPERATING EXPENSES(1) .........       1.80%        0.92%            0.94%

----------
(1) With respect to Limited Duration during Limited Duration's fiscal year ended April 30, 2002, the Investment Manager waived its compensation and assumed operating expenses (except brokerage fees) without limitation to the extent such compensation and expenses exceeded 0.80% of Limited Duration's daily net assets on an annualized basis (the "Undertaking"). The Investment Manager will continue to do so until December 31, 2002. The fees and expenses for Limited Duration disclosed above do not reflect the assumption of such expenses and waiver of compensation by the Investment Manager for the Fund's fiscal year ended April 30, 2002. For the fiscal year ended April 30, 2002, taking the assumption of expenses and the waiver of compensation into account, the actual management fee was 0.58% of Limited Duration's daily net assets and the actual other expenses were 0.22% of daily net assets.


EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either North American or Limited Duration or the new Combined Fund (Limited Duration), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:




                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                     --------   ---------   ---------   ---------
North American ...................     $183        $566        $975      $2,116
Limited Duration .................     $ 94        $293        $509      $1,131
Pro Forma Combined Fund ..........     $ 96        $300        $520      $1,155

     If a Shareholder HELD His Shares:



                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                     --------   ---------   ---------   ---------
North American ...................     $183        $566        $975      $2,116
Limited Duration .................     $ 94        $293        $509      $1,131
Pro Forma Combined Fund ..........     $ 96        $300        $520      $1,155

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of North American and Limited Duration -- Investment Management and Distribution Plan Fees," "Other Significant Fees," and "Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, North American will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by North American or the Shareholders of North American for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF NORTH AMERICAN AND LIMITED DURATION

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of North American is to seek to earn a high level of current income while maintaining relatively low volatility of principal. The investment objective of Limited Duration is to seek to provide a high level of current income, consistent with the preservation of capital.

     North American seeks to achieve its investment objective by normally investing at least 80% of its assets in fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their subdivisions, agencies or instrumentalities. North American normally invests at least 50% of its net assets in U.S. government securities, and no more than 25% each in Canadian and Mexican government securities. The fund's Sub-Advisor, TCW Investment Management Company ("TCW"), allocates fund assets among the three countries based on its analysis of market, economic and political conditions in those countries. TCW expects that, under normal circumstances, the weighted average maturity of the fund's investment securities will be no greater than 3 years. In addition, the fund purchases Mexican government securities that have remaining maturities of one year or less.

     Limited Duration seeks to achieve its investment objective by normally investing at least 65% of its assets in securities issued or guaranteed as to the principal and interest by the U.S. government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the fund's Investment Manager, Morgan Stanley Investment Advisors, considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the fund's portfolio of three years or less.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both North American and Limited Duration are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. North American and Limited Duration obtain management services from Morgan Stanley Investment Advisors. With respect to North American, Morgan Stanley Investment Advisors has contracted with TCW to invest the fund's assets, including the placing of orders for the purchase and sale of portfolio securities. North American pays Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 0.65% of the fund's average daily net assets. Morgan Stanley Investment Advisors pays TCW compensation equal to 40% of its compensation for services and facilities furnished to the fund. With respect to Limited Duration, the fund pays Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 0.70% of the fund's average daily net assets. During the fiscal year ended April 30, 2002, Limited Duration's Investment Manager waived its compensation and assumed operating expenses (except brokerage fees) without limitation to the extent that such compensation and expenses exceeded 0.80% of the fund's daily net assets, on an annualized basis. The Investment Manager will continue to assume all operating expenses (except brokerage fees) and waive its compensation for the Combined Fund to the extent they exceed 0.80% of the Combined Fund's daily net assets, on an annualized basis, until December 31, 2002.

     Both North American and Limited Duration have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan(s)"). North American's Rule 12b-1 Plan provides that the fund will reimburse Morgan Stanley Distributors Inc., the funds' distributor (the "Distributor"), and others for the expenses of certain activities and services incurred by them in connection with the distribution of shares of the fund. Reimbursement for these expenses is made in monthly payments by the fund to the Distributor at the maximum annual rate of 0.75% of the average daily net assets of the fund. With respect to Limited Duration, the fund's 12b-1 Plan allows the Distributor to use its own assets or those of its affiliates, including Morgan Stanley Investment Advisors to pay distribution fees for the sale and distribution of Limited Duration's shares. Limited Duration does not itself pay 12b-1 fees.

     OTHER SIGNIFICANT FEES. Both North American and Limited Duration pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Shares of each fund are sold at net asset value. Shares of North American and Limited Duration are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor.

     Shares of North American and Limited Duration may be exchanged for shares of any other continuously offered Morgan Stanley Fund provided that shares of North American or Limited Duration were acquired in exchange for shares initially purchased in a Morgan Stanley Multi-Class Fund or a Morgan Stanley Fund subject to a front-end sales charge ("FSC Fund"). In that case the shares of North American or Limited Duration so acquired may be subsequently re-exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund or FSC Fund. Shares of North American or Limited Duration, however acquired, may be exchanged for shares of another Morgan Stanley No Load Fund, a Morgan Stanley money market fund or Morgan Stanley Short-Term U.S. Treasury Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

     Both North American and Limited Duration provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Limited Duration, see the section entitled "How to Exchange Shares" in Limited Duration's Prospectus.

     Shareholders of North American and Limited Duration may redeem their shares for cash at any time at the net asset value per share next determined. North American and Limited Duration may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. North American pays dividends from net investment income monthly and usually distributes net capital gains, if any, in December. Limited Duration also pays dividends from net investment income monthly and usually distributes net capital gains, if any, in December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the fund at net asset value unless the shareholder elects to receive cash. For more details relating to how each fund makes distributions, see the section "Distributions" in each fund's Prospectus.


                             PRINCIPAL RISK FACTORS

     The share price or net asset value and yield of North American and Limited Duration will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of market, economic and political factors, including movements in interest rates, which cannot be predicted.

     Each fund invests in fixed-income securities. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero-coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

     In the case of North American, a substantial portion of the fixed-income securities in which the fund may invest will be mortgage-backed securities. Limited Duration may also invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring either fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expected rates of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected at the time of investment, could reduce the fund's yield, increase the volatility of the fund and/or cause a decline in net asset value. Certain mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than traditional types of securities.

     Each fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Payments of principal and interest on such mortgage loans or pass-through securities are used to make payments on the CMOs. CMOs are issued in multiple classes, each with a specific fixed or floating coupon rate and a stated maturity date. The principal and interest on the underlying mortgage loans or pass-through securities may be allocated among the classes in a number of different ways and, as a result, certain classes will have more predictable cash flows than others. The more predictable the cash flow the lower the yield and the less predictable the cash flow, the higher the yield and the greater the risk. Certain classes of CMOs in which the fund may invest may increase or decrease in value substantially with changes in interest rates and/or rates of prepayment. In addition, if the collateral securing CMOs or third party guarantees is insufficient to make payments, the fund could sustain a loss.

     North American may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. The coupon rate on inverse floaters typically changes at a multiple of the change in the relevant index rate, and, consequently inverse floaters are more volatile than most other fixed-income securities. North American may also purchase stripped mortgage-backed securities, which are structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of mortgage assets (the "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and repayment rates decrease.

     Each fund may invest in foreign securities. With respect to North American, the fund may invest up to 25% of its net assets each in Canadian or Mexican government securities, and up to 20% of its net assets in U.S., Canadian or Mexican securities that are not government securities. Limited Duration may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments of corporations. The funds' investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, each fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

     Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign issuers, in general, are not subject to the regulatory requirements of U.S. issuers and, as such, there may be less publicly available information about these issuers. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. issuers. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of the securities.

     Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to the fund due to subsequent declines in the value of the securities subject to the trades.

     With respect to North American, the fund's investment in Canadian debt securities carries an additional risk related to the smaller size and lesser liquidity of the Canadian debt securities market. In addition, the Mexican securities in which the fund may invest are issued by a developing country, and, consequently, may be especially volatile. The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Consequently, Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations.

     Both funds may invest in futures, and North American may also invest in options, with respect to financial instruments and interest rate indexes. Each fund's participation in these markets is subject to certain risks. For example, the Investment Manager's (in the case of Limited Duration), or the Sub-Advisor's (in the case of North American) predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the fund (e.g., a reduction in the fund's net asset value or a reduction in the amount of income available for distribution) may leave the fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

     North American may also invest in reverse repurchase agreements and dollar rolls. Such investments involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the fund.

     Limited Duration may invest in asset backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

     Limited Duration may also invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, which are otherwise known as "junk bonds," and in "Rule 144A" fixed-income securities, which are subject to resale restrictions,

     Limited Duration's investments in junk bonds pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent a fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the fund to sell certain securities.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see the sections entitled "Principal Risks" and "Additional Risk Information" in each fund's Prospectus, both of which are incorporated herein by reference.

                               THE REORGANIZATION


THE PROPOSAL

     The Board of North American, including the Independent Trustees, having reviewed the financial position of North American and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of North American and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of North American.


THE BOARD'S CONSIDERATION

     At a meeting held on April 25, 2002, the Board of North American, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of North American and Limited Duration. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of North American and Limited Duration; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by North American and Limited Duration in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of North American considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the reorganization is consummated, the expenses which would be borne by shareholders of the Combined Fund will be appreciably lower on a percentage basis than the expenses per share of North American. This is attributable to the fact that, although the investment management fee rate paid by Limited Duration for its last fiscal year (0.70%) was higher than the investment management fee rate paid by North American for its last fiscal year (0.65%), Limited Duration does not pay distribution (12b-1) fees, while North American paid distribution (12b-1) fees for its last fiscal year at a rate of 0.73% of its average daily net assets. The Board also noted that Limited Duration's "Other Expenses" for its last fiscal year (0.22%) were significantly lower than North American's "Other Expenses" for its last fiscal year (0.42%). In addition, the Board also noted the Undertaking by Limited Duration's Investment Manager pursuant to which the fund's expenses (except for brokerage and 12b-1 fees) are capped at 0.80% of its average net daily assets until December 31, 2002.

     2. The Board also noted that the Reorganization would afford Shareholders the opportunity for continued participation in a fund that invests principally in U.S. government securities and investment grade fixed income securities.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by North American or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Limited Duration, including the Independent Trustees of Limited Duration, unanimously determined that the Reorganization is in the best interests of Limited Duration and its shareholders and that the interests of existing shareholders of Limited Duration will not be diluted as a result thereof. The transaction will enable Limited Duration to acquire investment securities which are consistent with Limited Duration's investment objectives, without the brokerage costs attendant to the purchase of such securities in the market.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) North American will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by North American as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Limited Duration on the Closing Date in exchange for the assumption by Limited Duration of stated liabilities of North American, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of North American prepared by the Treasurer of North American as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Limited Duration Shares; (ii) such Limited Duration Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) North American would be dissolved; and (iv) the outstanding shares of North American would be canceled.

     The number of Limited Duration Shares to be delivered to North American will be determined by dividing the aggregate net asset value of the shares of North American acquired by Limited Duration by the net asset value per share of the shares of Limited Duration. These values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as North American and Limited Duration may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, North American's shares had an aggregate net asset value (not including any Cash Reserve of North American) of $100,000. If the net asset value per share of Limited Duration were $10 per share at the close of business on the Valuation Date, the number of shares of Limited Duration to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 shares of Limited Duration would be distributed to the former Shareholders of North American. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, North American will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Limited Duration Shares it receives. Limited Duration will cause its transfer agent to credit and confirm an appropriate number of Limited Duration Shares to each Shareholder. Certificates for Limited Duration Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Limited Duration. Shareholders who wish to receive certificates representing their Limited Duration Shares must, after receipt of their confirmations, make a written request to Limited Duration's transfer agent Morgan Stanley Trust, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of North American holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Limited Duration; however, such Shareholders will not be able to redeem, transfer or exchange the Limited Duration Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by North American or

Limited Duration. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by North American, which expenses are expected to approximate [$ .] North American and Limited Duration will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of North American and Limited Duration. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by December 31, 2002, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, North American shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of North American that received Limited Duration Shares. North American shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Limited Duration to Shareholders of record of North American.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of North American (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Limited Duration Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if North American recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of North American at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by North American thereafter will be treated as requests for redemption of shares of the Combined Fund.


TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, North American and Limited Duration will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by North American and Limited Duration (including a representation to the effect that Limited Duration has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of North American acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of North American's assets in exchange for the Limited Duration Shares and the assumption by Limited Duration of certain stated liabilities of North American followed by the distribution by North American of the Limited Duration Shares to Shareholders in exchange for their North American shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and North American and Limited Duration will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Limited Duration upon the receipt of the assets of North American solely in exchange for the Limited Duration Shares and the assumption by Limited Duration of the stated liabilities of North American;

     3. No gain or loss will be recognized by North American upon the transfer of the assets of North American to Limited Duration in exchange for the Limited Duration Shares and the assumption by Limited Duration of the stated liabilities or upon the distribution of Limited Duration Shares to Shareholders in exchange for their North American shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of North American for the Limited Duration Shares;

     5. The aggregate tax basis for the Limited Duration Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in North American held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Limited Duration Shares to be received by each Shareholder will include the period during which the shares in North American surrendered in exchange therefor were held (provided such shares in North American were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of North American acquired by Limited Duration will be the same as the tax basis of such assets of North American immediately prior to the Reorganization; and

     8. The holding period of the assets of North American in the hands of Limited Duration will include the period during which those assets were held by North American.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither North American nor Limited Duration has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO NORTH AMERICAN AND LIMITED DURATION. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of North American and Limited Duration. The effect of any such limitations will depend on the existence and amount of North American and Limited Duration capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     North American had capital loss carryovers of approximately $232.1 million as of March 28, 2002, and Limited Duration had capital loss carryovers of approximately $1.9 million as of April 30, 2002. Limited Duration's capital loss carryovers and, if any, recognized built-in capital losses, will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the Combined Fund after the date of the Reorganization; (ii) assets of North American held by the Combined Fund, buy only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of Limited Duration held by the Combined Fund. However, the Combined Fund will be unable to utilize Limited Duration's capital loss carryovers and, if any, recognized built-in capital losses, to offset any capital gains recognized on the disposition of the assets of North American held by the Combined Fund to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of April 30, 2002, Limited Duration had net unrealized capital losses of approximately $500,000 and North American had net unrealized capital gains of approximately $450,000.

     In addition, under the Code, there will be a limitation on the amount of North American's capital loss carryovers which can be used to offset capital gains of the Combined Fund. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on March 28, 2002, each year only approximately $4.3 million of North American's capital loss carryovers would have been able to be used to offset capital gains of the Combined Fund.


DESCRIPTION OF SHARES

     Limited Duration Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Limited Duration and transferable without restrictions and will have no preemptive rights.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Limited Duration and North American as of April 30, 2002 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                        NET ASSET
                                                           SHARES         VALUE
                                        NET ASSETS      OUTSTANDING     PER SHARE
                                      --------------   -------------   ----------
North American ....................   $ 84,216,208       9,725,743       $ 8.66
Limited Duration ..................   $166,630,836      17,379,848       $ 9.59
Combined Fund (pro forma) .........   $250,847,044      26,161,517       $ 9.59

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of North American is to seek to earn a high level of current income while maintaining relatively low volatility of principal. The investment objective of Limited Duration is to seek to provide a high level of current income, consistent with the preservation of capital.

     North American seeks to achieve its investment objective by normally investing at least 80% of its assets in fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their subdivisions, agencies or instrumentalities. North American normally invests at least 50% of its net assets in U.S. government securities, and no more than 25% each in Canadian and Mexican government securities. In the case of the United States and Canada, a substantial portion of these securities are mortgage-backed securities. The fund may also invest in collateralized mortgage obligations, inverse floaters and stripped mortgage-backed securities. The fund's Sub-Advisor, TCW Investment Management Company ("TCW"), allocates fund assets among the three countries based on its analysis of market, economic and political conditions in those countries. Up to 20% of the fund's assets may be invested in U.S., Canadian or Mexican securities that are not government securities, options and futures and reverse repurchase agreements and dollar rolls.

     North American may take temporary "defensive" positions in attempting to respond to adverse market conditions. The fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the fund takes a defensive position, it may not achieve its investment objective.

     Limited Duration seeks to achieve its investment objective by normally investing at least 65% of its assets in securities issued or guaranteed as to the principal and interest by the U.S. government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the fund's Investment Manager, Morgan Stanley Advisors, considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the fund's portfolio of three years or less. Up to 25% of the fund's assets may be invested in investment grade fixed-income securities issued by foreign governments or corporations, asset-backed securities, futures, junk bonds and restricted securities.

     The investment policies of both North American and Limited Duration are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus, and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by North American and Limited Duration as fundamental policies are substantially identical and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Limited Duration may not, as to 75% of its total assets (i) invest more than 5% of the value of its total assets in the securities of any issuer (other than obligations issued, or guaranteed, by the United States Government, its agencies or instrumentalities), or (ii) purchase more than 10% of all oustanding voting securities or any class of securities of any one issuer. North American, which is registered as a non-diversified investment company, has no such restriction although the fund has a non-fundamental policy restricting investments to no more than 10% of voting securities of any issuer with respect to 75% of its assets; and (b) each fund may not invest more than 5% of the value of its total assets in securities of issuers in any one industry, except that North American may concentrate in mortgage-backed securities (unless it has adopted a temporary "defensive" posture).


                  ADDITIONAL INFORMATION ABOUT NORTH AMERICAN
                              AND LIMITED DURATION


GENERAL

     For a discussion of the organization and operation of North American and Limited Duration, see "Fund Management," and "Investment Objective" in, and the cover page of, each fund's Prospectus, and "Description of the Fund and its Investments and Risks -- Fund Policies/Investment Restrictions" in each fund's Statement of Additional Information.

FINANCIAL INFORMATION

     For certain financial information about North American and Limited Duration, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of North American and Limited Duration, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of North American and Limited Duration, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of North American's and Limited Duration's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how North American's and Limited Duration's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of the performance of North American, see its Annual Report for its fiscal year ended October 31, 2001 and its unaudited Semi-Annual Report for the six-month period ended April 30, 2002. For a discussion of Limited Duration's performance, see its Annual Report for its fiscal year ended April 30, 2002 accompanying this Proxy Statement and Prospectus.



                        FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of North American, for the fiscal year ended
October 31, 2001, and        , for the fiscal year ended        , that are
incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.


                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Limited Duration will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                              AVAILABLE INFORMATION

     Additional information about North American and Limited Duration is available, as applicable, in the following documents which are incorporated herein by reference: (i) Limited Duration's Prospectus dated June , 2002 attached to this Proxy Statement and Prospectus, which Prospectus forms a part
of Post-Effective Amendment No.      to Limited Duration's Registration
Statement on Form N-1A (File Nos. 33-50857; 811-7117); (ii) Limited Duration's Annual Report for its fiscal year ended April 30, 2002, accompanying this Proxy Statement and Prospectus; (iii) North American's Prospectus dated December 31,
2001, which Prospectus forms a part of Post-Effective Amendment No.     to North
American's Registration Statement on Form N-1A (File Nos. 33-46049; 811-6572); and (iv) North American's Annual Report for its fiscal year ended October 31, 2001 and its unaudited Semi-Annual Report for the six-month period ended April 30, 2002. The foregoing documents may be obtained without charge by calling
(800) 869-6397 (toll-free).

     North American and Limited Duration are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about North American and Limited Duration which are of public record can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


                                 OTHER BUSINESS

     Management of North American knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


July  , 2002

                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of April 2002, by and between MORGAN STANLEY LIMITED DURATION FUND, a Massachusetts business trust ("Limited Duration"), and MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST, a Massachusetts business trust ("North American").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Limited Duration of substantially all of the assets of North American in exchange for the assumption by Limited Duration of all stated liabilities of North American and the issuance by Limited Duration of shares of beneficial interest, par value $0.01 per share (the "Limited Duration Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of North American in liquidation of North American as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF NORTH AMERICAN

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, North American agrees to assign, deliver and otherwise transfer the North American Assets (as defined in paragraph 1.2) to Limited Duration and Limited Duration agrees in exchange therefor to assume all of North American's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to North American the number of Limited Duration Shares, including fractional Limited Duration Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "North American Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by North American, and any deferred or prepaid expenses shown as an asset on North American's books on the Valuation Date.

     (b) On or prior to the Valuation Date, North American will provide Limited Duration with a list of all of North American's assets to be assigned, delivered and otherwise transferred to Limited Duration and a list of the stated liabilities to be assumed by Limited Duration pursuant to this Agreement. North American reserves the right to sell any of the securities on such list but will not, without the prior approval of Limited Duration, acquire any additional securities other than securities of the type in which Limited Duration is permitted to invest and in amounts agreed to in writing by Limited Duration. Limited Duration will, within a reasonable time prior to the Valuation Date, furnish North American with a statement of Limited Duration's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Limited Duration's investment objective, policies and restrictions. In the event that North American holds any investments that Limited Duration is not permitted to hold, North American will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of North American and Limited Duration, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Limited Duration with respect to such investments, North American if requested by Limited Duration will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) North American will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Limited Duration will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of North American prepared by the Treasurer of North American as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, North American may establish a cash reserve, which shall not exceed 5% of North American's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by North American and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for North American to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, North American will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, North American will distribute Limited Duration Shares received by North American pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("North American Shareholders"). Such distribution will be accomplished by an instruction, signed by North American's Secretary, to transfer Limited Duration Shares then credited to North American's account on the books of Limited Duration to open accounts on the books of Limited Duration in the names of the North American Shareholders and representing the respective pro rata number of Limited Duration Shares due such North American Shareholders. All issued and outstanding shares of North American simultaneously will be canceled on North American's books; however, share certificates representing interests in North American will represent a number of Limited Duration Shares after the Closing Date as determined in accordance with paragraph 2.3. Limited Duration will issue certificates representing Limited Duration Shares in connection with such exchange only upon the written request of a North American Shareholder.

     1.6 Ownership of Limited Duration Shares will be shown on the books of Limited Duration's transfer agent. Limited Duration Shares will be issued in the manner described in Limited Duration's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Limited Duration Shares in a name other than the registered holder of Limited Duration Shares on North American's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Limited Duration Shares are to be issued and transferred.

     1.8 Any reporting responsibility of North American is and shall remain the responsibility of North American up to and including the date on which North American is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, North American shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the Shareholders of North American as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to Shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to Shareholders of North American, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of North American for Federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. North American shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of North American in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Limited Duration or their designee and Limited Duration or its designee shall comply with applicable record retention requirements to which North American is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the North American Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of North American of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Limited Duration's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Limited Duration Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Limited Duration's then current Prospectus and Statement of Additional Information.

     2.3 The number of Limited Duration Shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the aggregate net asset value of North American Shares (determined in accordance with paragraph 2.1) by the net asset value per share of Limited Duration (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of shares of North American shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Limited Duration. Limited Duration shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by North American and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Limited Duration, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by North American to the Custodian for the account of Limited Duration on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Limited Duration Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Limited Duration and North American, accurate appraisal of the value of the net assets of Limited Duration or the North American Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, North American shall deliver to Limited Duration or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the North American Shareholders and the number and percentage ownership of outstanding North American shares owned by each such North American Shareholder, all as of the Valuation Date, and
(b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the North American Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Limited Duration shall issue and deliver to such Secretary a confirmation evidencing delivery of Limited Duration Shares to be credited on the Closing Date to North American or provide evidence satisfactory to North American that such Limited Duration Shares have been credited to North American's account on the books of Limited Duration. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF LIMITED DURATION AND NORTH AMERICAN

     4.1 Except as otherwise expressly provided herein with respect to North American, Limited Duration and North American each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Limited Duration will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Limited Duration Shares ("Registration Statement"). North American will provide Limited Duration with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. North American will further provide Limited Duration with such other information and documents relating to North American as are reasonably necessary for the preparation of the Registration Statement.

     4.3 North American will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. North American will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Limited Duration will furnish North American with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Limited Duration as is reasonably necessary for the preparation of the Proxy Materials.


     4.4 North American will assist Limited Duration in obtaining such information as Limited Duration reasonably requests concerning the beneficial ownership of North American shares.

     4.5 Subject to the provisions of this Agreement, Limited Duration and North American will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 North American shall furnish or cause to be furnished to Limited Duration within 30 days after the Closing Date a statement of North American's assets and liabilities as of the Closing Date, which statement shall be certified by North American's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, North American shall furnish Limited Duration, in such form as is reasonably satisfactory to Limited Duration, a statement certified by North American's Treasurer of North American's earnings and profits for Federal income tax purposes that will be carried over to Limited Duration pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, North American (a) shall prepare and file all Federal and other tax returns and reports of North American required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Limited Duration agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Limited Duration represents and warrants to North American as follows:


     (a) Limited Duration is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Limited Duration is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Limited Duration have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Limited Duration are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Limited Duration is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Limited Duration conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Limited Duration is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Limited Duration's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Limited Duration is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Limited Duration or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Limited Duration knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year
   ended      of     audited by Deloitte & Touche LLP (copies of which have been furnished to North American), fairly present, in all material respects, Limited Duration's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Limited Duration (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Limited Duration Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Limited Duration's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Limited Duration does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Limited Duration, and this Agreement constitutes a valid and binding obligation of Limited Duration enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Limited Duration's performance of this Agreement;

     (j) Limited Duration Shares to be issued and delivered to North American, for the account of the North American Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Limited Duration Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Limited Duration's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material Federal and other tax returns and reports of Limited Duration required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Limited Duration's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Limited Duration has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Limited Duration to continue to meet the requirements of Subchapter M of the Code;

     (m) Since April 30, 2002 there has been no change by Limited Duration in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Limited Duration for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Limited Duration) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 North American represents and warrants to Limited Duration as follows:


     (a) North American is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) North American is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of North American have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of North American are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and North American is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of North American conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) North American is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of North American's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which North American is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against North American or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and North American knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of North American for the year ended October 31, 2001, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Limited Duration) fairly present, in all material respects, North American's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of North American (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) North American has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of North American are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in North American's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. North American does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Limited Duration pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of North American, and subject to the approval of North American's shareholders, this Agreement constitutes a valid and binding obligation of North American, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with North American's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of North American required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of North American's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, North American has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of, nor the performance of its obligations under, this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of North American to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, North American will have good and valid title to the North American Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by North American which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Limited Duration will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of North American's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Limited Duration Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by North American for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) North American will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) North American has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) North American is not acquiring Limited Duration Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF NORTH AMERICAN

     The obligations of North American to consummate the transactions provided for herein shall be subject, at its election, to the performance by Limited Duration of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Limited Duration contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Limited Duration shall have delivered to North American a certificate of its President and Treasurer, in a form reasonably satisfactory to North American and dated as of the Closing Date, to the effect that the representations and warranties of Limited Duration made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as North American shall reasonably request;

     6.3 North American shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Limited Duration, dated as of the Closing Date, to the effect that:

     (a) Limited Duration is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Limited Duration is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Limited Duration and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by North American, is a valid and binding obligation of Limited Duration enforceable against Limited Duration in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Limited Duration Shares to be issued to North American Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Limited Duration's Statement of Additional Information), and no shareholder of Limited Duration has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Limited Duration's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Limited Duration of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Limited Duration's 12b-1 plan of distribution from those described in Limited Duration's Prospectus dated June , 2002 and Statement of Additional Information dated June , 2002.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF LIMITED DURATION

     The obligations of Limited Duration to complete the transactions provided for herein shall be subject, at its election, to the performance by North American of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of North American contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 North American shall have delivered to Limited Duration at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Limited Duration and dated as of the Closing Date, to the effect that the representations and warranties of North American made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Limited Duration shall reasonably request;

     7.3 North American shall have delivered to Limited Duration a statement of the North American Assets and its liabilities, together with a list of North American's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of North American;

     7.4 North American shall have delivered to Limited Duration within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to the taxable years ended October 31, 1999 and 2000, and a letter from Deloitte & Touche LLP for the taxable year ended October 31, 2001, each dated as of the

Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of North American for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of North American for the periods covered thereby, (b) for the period from October 31, 2001 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from October 31, 2001 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that North American would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Limited Duration shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to North American, dated as of the Closing Date to the effect that:

     (a) North American is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) North American is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by North American and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Limited Duration, is a valid and binding obligation of North American enforceable against North American in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate North American's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by North American of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the North American Assets shall include no assets that Limited Duration, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF LIMITED DURATION AND NORTH AMERICAN

     The obligations of North American and Limited Duration hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of North American in accordance with the provisions of North American's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Limited Duration;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Limited Duration or North American to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Limited Duration or North American;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 North American shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the North American Shareholders all of North American's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to Limited Duration and North American, which opinion may be relied upon by the shareholders of North American, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of North American's assets in exchange for Limited Duration Shares and the assumption by Limited Duration of certain stated liabilities of North American followed by the distribution by North American of Limited Duration Shares to the North American Shareholders in exchange for their North American shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and North American and Limited Duration will each be a "party to a reorganization" within the meaning of
   Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Limited Duration upon the receipt of the assets of North American solely in exchange for Limited Duration Shares and the assumption by Limited Duration of the stated liabilities of North American;

     (c) No gain or loss will be recognized by North American upon the transfer of the assets of to Limited Duration in exchange for Limited Duration Shares and the assumption by Limited Duration of the stated liabilities or upon the distribution of Limited Duration Shares to the North American Shareholders in exchange for their North American shares;

     (d) No gain or loss will be recognized by the North American Shareholders upon the exchange of the North American shares for Limited Duration Shares;


     (e) The aggregate tax basis for Limited Duration Shares received by each North American Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the North American Shares held by each such North American Shareholder immediately prior to the Reorganization;

     (f) The holding period of Limited Duration Shares to be received by each North American Shareholder will include the period during which the North American Shares surrendered in exchange therefor were held (provided such North American Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of North American acquired by Limited Duration will be the same as the tax basis of such assets to North American immediately prior to the Reorganization; and

     (h) The holding period of the assets of North American in the hands of Limited Duration will include the period during which those assets were held by North American.

     Notwithstanding anything herein to the contrary, neither Limited Duration nor North American may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Limited Duration shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. North American shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of North American being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to North American's obligations specified in this Agreement), North American's only obligation hereunder shall be to reimburse Limited Duration for all reasonable out-of-pocket fees and expenses incurred by Limited Duration in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Limited Duration being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Limited Duration's obligations specified in this Agreement), Limited Duration's only obligation hereunder shall be to reimburse North American for all reasonable out-of-pocket fees and expenses incurred by North American in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of North American hereunder shall not survive the dissolution and complete liquidation of North American in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of North American and Limited
   Duration;

     (b) by either Limited Duration or North American by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before December 31, 2002; or

     (c) by either Limited Duration or North American, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the North American shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Limited Duration or North American, or the trustees or officers of Limited Duration or North American, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Limited Duration or North American, or the trustees or officers of Limited Duration or North American, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Limited Duration hereunder are solely those of Limited Duration. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Limited Duration shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Limited Duration and signed by authorized officers of Limited Duration acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of North American hereunder are solely those of North American. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of North American shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of North American and signed by authorized officers of North American acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY NORTH AMERICAN
                                GOVERNMENT INCOME TRUST



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: Chairman



                                MORGAN STANLEY LIMITED DURATION FUND



                               By: /s/ BARRY FINK
                                   --------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

                            MS LIMITED DURATION FUND
                                   PROSPECTUS






                       TO BE SUPPLIED BY OUTSIDE PRINTER

                                                         [GRAPHIC OMITTED]

                                                             MorganStanley


       Morgan Stanley North American Government Income Trust

A mutual fund that seeks to earn a high level of current income while maintaining relatively low volatility of principal
[GRAPHIC OMITTED]

                        Prospectus    December 31, 2001

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                    INVESTMENT OBJECTIVE..............................1
                            PRINCIPAL INVESTMENT STRATEGIES...................1
                            PRINCIPAL RISKS...................................3
                            PAST PERFORMANCE..................................6
                            FEES AND EXPENSES.................................7
                            ADDITIONAL INVESTMENT STRATEGY INFORMATION........7
                            ADDITIONAL RISK INFORMATION.......................8
                            FUND MANAGEMENT...................................9
Shareholder Information     PRICING FUND SHARES..............................10
                            HOW TO BUY SHARES................................10
                            HOW TO EXCHANGE SHARES...........................12
                            HOW TO SELL SHARES...............................14
                            DISTRIBUTIONS....................................15
                            TAX CONSEQUENCES.................................16
Financial Highlights         ................................................17
Morgan Stanley Funds         .................................INSIDE BACK COVER
                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION
                            ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP
                            IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]


    INVESTMENT OBJECTIVE
----------------------------
Morgan Stanley North American Government Income Trust seeks to earn a high level of current income while maintaining relatively low volatility of principal.




[GRAPHIC OMITTED]


    PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------
                         The Fund will normally invest at least 80% of its assets in fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their subdivisions, agencies or instrumentalities. These securities are referred to generally as "government securities." In the case of the United States and Canada, a substantial portion of these securities will be mortgage-backed securities.

[sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[end sidebar]

The Fund will normally invest at least 50% of its net assets in U.S. government securities, and no more than 25% each in Canadian or Mexican government securities. The Fund will invest in fixed-income securities that are investment grade; the Fund's investments in Canadian government securities, however, will be rated at least A by Moody's Investors Services Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Fund's "Sub-Advisor," TCW Investment Management Company.


The Sub-Advisor will allocate Fund assets among the three countries based on its analysis of market, economic and political conditions in those countries. When deciding whether to buy, hold or sell a security for the Fund, the Sub-Advisor will consider various factors, such as changes in interest rates and currency exchange rates, to attempt to take advantage of favorable investment opportunities in each country. The Sub-Advisor expects that, under normal circumstances, the weighted average maturity (or period until the next time the interest rate is reset) of the Fund's investment securities will be no greater than 3 years. In addition, the Fund will purchase Mexican government securities that have remaining maturities of one year or less.


Mortgage-Backed Securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


The U.S. mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). GNMA certificates are backed by the "full faith and credit" of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury.


Collateralized Mortgage Obligations. The Fund may invest in "CMOs" -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.


Inverse Floaters. The Fund may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.


Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).


Other Securities. The Fund may invest up to 20% of its assets in securities that are not government securities. This group of securities also will be issued by U.S., Canadian or Mexican issuers and may include corporate debt securities and securities backed by other assets, such as automobile or credit card receivables or home equity loans. They are rated at least Aa by Moody's or AA by S&P or, if not rated, determined to be of comparable quality by the Sub-Advisor.


Fixed-income securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.


In addition, the Fund may invest in futures, options, reverse repurchase agreements and dollar rolls.


In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading or investment strategies while not using others.

[GRAPHIC OMITTED]


    PRINCIPAL RISKS
----------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, these securities may have speculative characteristics.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Sub-Advisor, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Fund may invest may be more volatile and less liquid than other traditional types of debt securities. The Fund may be subject to a risk referred to as "extension risk," which is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This risk may effectively change a security that was short or intermediate term into a long term security. Long term securities generally drop in value more dramatically when the general level of interest rates goes up.


CMOs. Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees is insufficient to make payments, the Fund could sustain a loss.

Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. The value of some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.


Stripped Mortgage-Backed Securities. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.


Foreign Securities. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign issuers, in general, are not subject to the regulatory requirements of U.S. issuers and, as such, there may be less publicly available information about these issuers. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. issuers. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


The Mexican securities in which the Fund may invest are issued by a developing country. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.

Canadian and Mexican Securities. The Canadian debt securities market is significantly smaller than the U.S. debt securities market. In particular, the Canadian mortgage-backed securities market is of recent origin, and, although continued growth is anticipated, is less well developed and less liquid than its U.S. counterpart.


Because the Fund may invest in Mexican debt instruments, investors in the Fund should be aware of certain special considerations associated with investing in debt obligations of the Mexican government.


The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the Fund invests. Mexico is currently a major debtor nation (among developing countries) to commercial banks and foreign governments.


The value of the Fund's investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation which have exceeded the rates of inflation in the U.S. and Canada. The Fund can provide no assurance that future developments in the Mexican economy will not impair the Fund's investment flexibility, operations or ability to achieve its investment objective.


Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in applying the Fund's investment strategies. In addition, the Fund is subject to other risks from its permissible investments including those risks associated with futures, options and reverse repurchase agreements and dollar rolls. For information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]


    PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


[GRAPHIC OMITTED]



 ANNUAL TOTAL RETURNS -- CALENDAR YEARS


1993                8.11%
 '94              -15.59%
 '95               16.00%        Year-to-date total
 '96                4.01%        return as of
 '97                7.89%        September 30, 2001
 '98                6.75%        was 3.96%.
 '99                2.35%
2000                7.97%









During the periods shown in the bar chart, the highest return for a calendar quarter was 5.65% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -- 10.51% (quarter ended December 31, 1994).

[sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 8 calendar years.
[end sidebar]

[sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time.
[end sidebar]



                         AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------

                                                              LIFE OF FUND
                                PAST 1 YEAR   PAST 5 YEARS   (SINCE 7/31/92)
-------------------------------------------------------------------------------
  Morgan Stanley North
  American Government
  Income Trust                      7.97%         5.77%          4.50%
-------------------------------------------------------------------------------
  Lehman Brothers U.S. Credit
  Index (1-5 Year)(1)               8.48%         6.16%          6.50%
-------------------------------------------------------------------------------

(1) The Lehman Brothers U.S. Credit Index (1-5 Year) (formerly Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]


    FEES AND EXPENSES
--------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not impose any initial or deferred sales charges and does not charge account or exchange fees.



[sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from
the Fund's assets and are based on
expenses paid for the fiscal year
ended October 31, 2001.
[end sidebar]

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------

  Management fee                                0.65%
---------------------------------------------------------------
  Distribution and service (12b-1) fees         0.73%
---------------------------------------------------------------
  Other expenses                                0.42%
---------------------------------------------------------------
  Total annual Fund operating expenses          1.80%
---------------------------------------------------------------


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------
  $183        $566        $975       $2,116
-------------------------------------------------


[GRAPHIC OMITTED]


    ADDITIONAL INVESTMENT STRATEGY INFORMATION
----------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.


Options and Futures. The Fund may invest in put and call options and futures with respect to financial instruments and interest rate indexes. The Fund may use options and futures to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to a bond market, to generate income or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


Reverse Repurchase Agreements and Dollar Rolls. The Fund may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.




[GRAPHIC OMITTED]


    ADDITIONAL RISK INFORMATION
-----------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.


Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject it to certain risks. The Investment Manager's or Sub-Advisor's predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

[GRAPHIC OMITTED]


     FUND MANAGEMENT
-------------------------
                         The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- TCW Investment Management Company -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of November 30, 2001.
[end sidebar]

The Sub-Advisor, together with its affiliated companies, manages approximately $79.5 billion, at November 30, 2001, primarily for institutional investors. The Sub-Advisor's main business office is located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Sub-Advisor is a wholly-owned subsidiary of the TCW Group, Inc. ("TCW Group"), whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A., a wholly-owned subsidiary of Societe Generale, S.A., owns a majority interest in TCW Group.


Philip A. Barach and Jeffrey E. Gundlach, Group Managing Directors of the Sub-Advisor, and Frederick H. Horton, Managing Director of the Sub-Advisor, are the Fund's primary portfolio managers, and have been so for over five years. Messrs. Barach, Gundlach and Horton have each been portfolio managers with affiliates of the Sub-Advisor for over five years.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.65% of the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor compensation equal to 40% of its compensation for services and facilities furnished to the Fund.

Shareholder Information


[GRAPHIC OMITTED]


    PRICING FUND SHARES
---------------------------
The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


    HOW TO BUY SHARES
--------------------------
                         You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

[sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call (toll-free) 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

                         When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[sidebar]
EASYINVEST(Service Mark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------------------------

                                                        MINIMUM INVESTMENT
                                                       ------------------------
INVESTMENT OPTIONS                                     INITIAL    ADDITIONAL
-------------------------------------------------------------------------------
  Regular accounts                                     $ 1,000     $  100
-------------------------------------------------------------------------------
  Individual Retirement Accounts:   Regular IRAs       $ 1,000     $  100
                                    Education IRAs     $   500     $  100
-------------------------------------------------------------------------------
  EasyInvest(Service Mark)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                $   100*    $  100*
-------------------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.



There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


 o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).


 o Make out a check for the total amount payable to: Morgan Stanley North American Government Income Trust.


 o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees of up to 0.75% for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC OMITTED]


    HOW TO EXCHANGE SHARES
--------------------------------
Permissible Fund Exchanges. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of a No-Load Fund, a Money Market Fund or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.


See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.


The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Exchanging Shares of Another Fund Subject to a Contingent Deferred Sales Charge ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]


    HOW TO SELL SHARES
---------------------------
You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
------------------ ---------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
                   ---------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]   o  your account number;
                    o  the name of the Fund;
                    o  the dollar amount or the number of shares you wish to sell; and
                    o  the signature of each owner as it appears on the account.
                   ---------------------------------------------------------------------------------------------------
                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan
                   Stanley Trust at (800) 869-NEWS for determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                   ---------------------------------------------------------------------------------------------------
                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   ---------------------------------------------------------------------------------------------------
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                   ---------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan    least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]  of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   ---------------------------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                   ---------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.



[GRAPHIC OMITTED]


    DISTRIBUTIONS
--------------------
                         The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


[sidebar]
TARGETED DIVIDENDS(Service Mark)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


                         Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.




[GRAPHIC OMITTED]


     TAX CONSEQUENCES
-------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:


 o The Fund makes distributions; and


 o You sell Fund shares, including an exchange to another Morgan Stanley
   Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                     FOR THE YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                   2001            2000             1999             1998           1997
 SELECTED PER SHARE DATA:
   Net asset value, beginning of period           $8.60            $8.50            $8.60            $8.59          $8.39
-------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                           0.40             0.40             0.44             0.49           0.44
   Net realized and unrealized gain (loss)         0.22             0.06            (0.09)           (0.05)          0.19
   Total income from investment operations         0.62             0.46             0.35             0.44           0.63
-------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                          (0.40)           (0.36)           (0.38)           (0.43)          (0.43)
   Paid-in-capital                                   --               --            (0.07)              --              --
   Total dividends and distributions              (0.40)           (0.36)           (0.45)           (0.43)          (0.43)
--------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                 $8.82            $8.60            $8.50            $8.60           $8.59
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                     7.43%            5.55%            4.30%            5.13%           7.80%
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (before expense offset)                1.80%(1)         1.76%(1)         1.81%(1)         1.69%(1)        1.65%
   Net investment income                           4.51%            4.58%            5.11%            5.52%           5.18%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
   Net assets, end of period, in thousands      $90,611         $ 91,695         $120,303         $150,441        $212,040
   Portfolio turnover rate                           19%              --               43%               8%             --
--------------------------------------------------------------------------------------------------------------------------


+ Calculated based on the net asset value as of the last business day of the period.

(1)   Does not reflect the effect of expense offset of 0.01%.

Notes



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18

Notes



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                                                                              19

Notes



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20

  Morgan Stanley Funds
--------------------------------------------------------------------------------

 O    GLOBAL/INTERNATIONAL FUNDS

      Competitive Edge Fund - "Best Ideas" Portfolio

      European Growth Fund

      Fund of Funds - International Portfolio

      Global Dividend Growth Securities

      Global Utilities Fund

      International Fund

      International SmallCap Fund

      International Value Equity Fund

      Japan Fund

      Latin American Growth Fund

      Pacific Growth Fund




 O    GROWTH FUNDS

      21st Century Trend Fund

      Aggressive Equity Fund

      All Star Growth Fund

      American Opportunities Fund

      Capital Growth Securities

      Developing Growth Securities Trust

      Financial Services Trust

      Growth Fund

      Health Sciences Trust

      Information Fund

      KLD Social Index Fund

      Market Leader Trust

      Mid-Cap Equity Trust

      Mid-Cap Value Fund

      Nasdaq-100 Index Fund

      Natural Resource Development
      Securities

      New Discoveries Fund

      Next Generation Trust

      Small Cap Growth Fund

      Special Value Fund

      Tax-Managed Growth Fund

      Technology Fund




 O    GROWTH + INCOME FUNDS

      Balanced Growth Fund

      Balanced Income Fund

      Convertible Securities Trust

      Dividend Growth Securities

      Equity Fund

      Fund of Funds - Domestic Portfolio

      Income Builder Fund

      Real Estate Fund

      S&P 500 Index Fund

      S&P 500 Select Fund

      Strategist Fund

      Total Market Index Fund

      Total Return Trust

      Utilities Fund

      Value Fund

      Value-Added Market Series/
      Equity Portfolio

 O    INCOME FUNDS

      Diversified Income Trust

      Federal Securities Trust

      High Yield Securities

      Intermediate Income Securities

      Limited Duration Fund(NL)

      Liquid Asset Fund(MM)

      North American Government
      Income Trust

      Short-Term U.S. Treasury Trust

      U.S. Government Money Market Trust(MM)

      U.S. Government Securities Trust




 O    TAX-FREE INCOME FUNDS

      California Tax-Free Daily Income Trust(MM)

      California Tax-Free Income Fund

      Hawaii Municipal Trust(FSC)

      Limited Term Municipal Trust(NL)

      Multi-State Municipal Series Trust(FSC)

      New York Municipal Money Market Trust(MM)

      New York Tax-Free Income Fund

      Tax-Exempt Securities Trust

      Tax-Free Daily Income Trust(MM)

--------------------------------------------------------------------------------

  There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

[GRAPHIC OMITTED]


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents to request other information about the Fund, or to make shareholder inquiries, please call:


                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202)942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOL:


     NGTVX


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6572)

                                            [GRAPHIC OMITTED]


                                            MorganStanley

       Morgan Stanley North American
       Government Income Trust


             A mutual fund that seeks to earn a high level of current income while maintaining relatively low volatility of principal



Prospectus                                                    December 31, 2001

                            MS LIMITED DURATION FUND
                                  ANNUAL REPORT






                       TO BE SUPPLIED BY OUTSIDE PRINTER

                   MS NORTH AMERICAN GOVERNMENT INCOME TRUST
                               SEMI-ANNUAL REPORT



                              CAPITAL JOB # 660920

                                   TO FOLLOW

Morgan Stanley North American Government Income Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001

Dear Shareholder:
Just as the U.S. economy appeared to be rebounding from its slowest period of growth in a decade, the September 11th terrorist attacks brought economic activity temporarily to a halt. The Federal Reserve Bank's commitment to stabilizing the financial markets was swiftly demonstrated by a 50-basis-point rate cut and an unprecedented increase in temporary reserves. At the time, many analysts correctly predicted that the U.S. economy would suffer a recession as a result of these attacks. Indeed, much of the data on the economy since the terrorist attacks has been weak. Consumer confidence and spending have declined while layoffs and unemployment have risen. Some analysts have expressed concern about the effectiveness of monetary policy in an environment of plunging business and consumer confidence, but most economists are forecasting one of the smallest recessions since World War II and expect the economy to recover by early to mid year in 2002.


Fixed-Income Market Overview
The pronounced slowdown in the U.S. economy has led the Federal Reserve to implement 10 rate cuts in the last 10 months. The federal funds rate currently stands at 2.00 percent, its lowest level since September 1961. Equity market losses and, more recently, the terrorist attacks and concerns about the war in Afghanistan have also driven U.S. Treasury yields lower. Yields on three- and six-month Treasuries have fallen approximately 400 basis points over the past 12 months, and the two-year Treasury is down 349 basis points. The rate declines in the longer maturities have been less pronounced but remain significant. The yield on the 10-year Treasury fell 152 basis points since last October to close at 4.23 percent on October 31, 2001, while the yield on the 30-year Treasury fell 91 basis points to 4.87 percent.

The U.S. Treasury Department's surprise announcement that it would no longer issue long bonds led to substantial declines in the yields of long Treasury bonds on the final day of October. Mortgage rates have not fallen as much or as fast as Treasury rates, but mortgage rates have hit record lows. As a result, refinancing activity in the mortgage sector has soared to record highs and is expected to remain high as long as rates stay close to current levels. In spite of the sharp increase in prepayment risk, the demand for mortgage products has been strong. As overall credit conditions have softened, investors have found value in mortgages' high credit quality and liquidity. Discount securities, well-structured collateralized mortgage obligations (CMOs) and other call-protected assets performed well as interest rates fell.


Performance and Portfolio
For the 12-month period ended October 31, 2001, Morgan Stanley North American Government Income Trust posted a total return of 7.43 percent, compared to
12.42 percent for the Lehman Brothers Short (1-5) U.S. Government Index. According to TCW Investment Management Company (TCW), the Fund's sub-advisor, the Fund's underperformance relative to its benchmark was due primarily to its shorter duration. During the period under review, short assets underperformed longer-term issues.

Morgan Stanley North American Government Income Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 continued

As of October 31, 2001, 100 percent of the Fund's portfolio was invested in the United States. TCW continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated CMOs, pass-through securities and adjustable-rate mortgages (ARMs).

The Fund is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor these markets for investment opportunities that are attractive relative to those in the United States.


Looking Ahead
Although the mortgage sector is in the midst of the largest refinancing wave on record, TCW believes that several favorable trends support a positive outlook on performance in the coming months. Spreads between mortgages and Treasuries are still above historic norms, enhancing expected returns in both rising and falling interest-rate environments. Additionally, the steeper yield curve rewards investors with wider spreads relative to Treasuries as the average lives of mortgage securities shorten due to prepayments. According to TCW, demand for mortgage products, particularly from the banking industry, is expected to remain high and CMO issuance has been reported at record levels. The sub-advisor's investment strategy continues to emphasize call protection as a means of reducing exposure to prepayment rate and reinvestment rate risk. As always, the vast majority of the Fund's holdings have been issued by the U.S. government and its agencies and instrumentalities. These factors underly TCW's positive outlook for the mortgage sector over the next few months.

We appreciate your ongoing support of Morgan Stanley North American Government Income Trust and look forward to continuing to serve your investment needs and objectives.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin


Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

Morgan Stanley North American Government Income Trust
RESULTS OF SPECIAL MEETING


On June 26, 2001, a special meeting of shareholders of the Fund was held for the purpose of voting on the following proposal:

    Approval of a new Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and TCW Investment Management Company, a wholly owned subsidiary of The TCW Group, Inc., in connection with the proposed acquisition of a controlling interest in The TCW Group, Inc. by Societe Generale Asset Management, S.A., a wholly owned subsidiary of Societe Generale, S.A:



   For .............   6,364,726
   Against .........   183,171
   Abstain .........   454,167

Morgan Stanley North American Government Income Trust
FUND PERFORMANCE o OCTOBER 31, 2001


[GRAPHIC OMITTED]


             MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST

                       FUND PERFORMANCE OCTOBER 31, 2001

                               GROWTH OF $10,000

             Date                    Total                     Lehman
------------------------------------------------------------------------------
         July 31, 1992             $10,000                    $10,000
        October 31, 1992           $10,128                    $10,120
        January 31, 1993           $10,455                    $10,357
          April 30, 1993           $10,734                    $10,594
          July 31, 1993            $10,977                    $10,691
        October 31, 1993           $11,075                    $10,879
        January 31, 1994           $11,272                    $10,989
          April 30, 1994           $10,694                    $10,711
          July 31, 1994            $10,727                    $10,856
        October 31, 1994           $10,515                    $10,846
        January 31, 1995            $9,478                    $10,979
          April 30, 1995            $9,962                    $11,343
          July 31, 1995            $10,356                    $11,697
        October 31, 1995           $10,684                    $11,957
        January 31, 1996           $11,043                    $12,294
          April 30, 1996           $10,616                    $12,164
          July 31, 1996            $10,969                    $12,322
        October 31, 1996           $11,366                    $12,658
        January 31, 1997           $11,418                    $12,803
          April 30, 1997           $11,535                    $12,911
          July 31, 1997            $12,075                    $13,293
        October 31, 1997           $12,253                    $13,524
        January 31, 1998           $12,420                    $13,808
          April 30, 1998           $12,543                    $13,920
          July 31, 1998            $12,845                    $14,143
        October 31, 1998           $12,881                    $14,679
        January 31, 1999           $13,180                    $14,759
          April 30, 1999           $13,326                    $14,779
          July 31, 1999            $13,364                    $14,796
        October 31, 1999           $13,435                    $14,978
        January 31, 2000           $13,452                    $14,954
          April 30, 2000           $13,644                    $15,206
          July 31, 2000            $13,887                    $15,557
        October 31, 2000           $14,182                    $15,929
        January 31, 2001           $14,639                    $16,570
          April 30, 2001           $14,807                    $16,839
          July 31, 2001            $14,977                    $17,227
        October 31, 2001           $15,236 (2)                $17,906

                           ------ Fund ----Lehman (3)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

Average Annual Total Returns
-----------------------------


PERIOD ENDED 10/31/01
---------------------------

1 Year                                 7.43%(1)
5 Years                                6.03%(1)
Since Inception (7/31/92)              4.66%(1)






------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)   Closing value assuming a complete redemption on October 31, 2001.
(3) The Lehman Brothers U.S. Government Index (1-5 Year) measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley North American Government Income Trust
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                    COUPON        MATURITY
 THOUSANDS                                                                     RATE           DATE        VALUE
-------------------------------------------------------------------------------------------------------------------
              U.S. Government Agency Mortgage-Backed Securities (59.7%)
$ 5,000       Federal Farm Credit Bank ...................................     6.25 %      12/02/02   $5,215,915
  5,000       Federal Home Loan Mortgage Corp. ...........................     4.50        08/15/04    5,169,575
  1,467       Federal Home Loan Mortgage Corp. ARM .......................     7.035       03/01/25    1,503,383
  4,087       Federal National Mortgage Assoc. ...........................     5.876       07/01/31    4,158,695
  4,743       Federal National Mortgage Assoc. ...........................     7.00        01/01/04    5,012,770
    464       Federal National Mortgage Assoc. ...........................     9.50        06/01/20      516,803
  8,760       Government National Mortgage Assoc. II ARM .................     6.375      06/20/22-
                                                                                           06/20/25    8,973,913
  8,218       Government National Mortgage Assoc. II ARM .................     6.50        08/20/29    8,375,144
  4,261       Government National Mortgage Assoc. II ARM .................     7.00       07/20/29-
                                                                                           09/20/29    4,356,565
  2,164       Government National Mortgage Assoc. II ARM .................     7.625      10/20/24-
                                                                                           12/20/24    2,225,930
  8,341       Government National Mortgage Assoc. II ARM .................     7.75        08/20/22    8,581,233
                                                                                                      ----------
              Total U.S. Government Agency Mortgage Backed-Securities
              (Cost $52,830,255) ..................................................................   54,089,926
                                                                                                      ----------
              Collateralized Mortgage Obligations (16.0%)
              U.S. Government Agencies
      5       Federal Home Loan Mortgage Corp. 1370 K (PAC IO) ........... 1,089.16        09/15/22       79,763
  8,186       Federal Home Loan Mortgage Corp. G 21 M ....................     6.50        10/25/23    8,648,329
    404       Federal National Mortgage Assoc. 1993-167 M (PAC) ..........     6.00        09/25/23      404,279
  5,000       Federal National Mortgage Assoc. G96-1 PJ (PAC) ............     7.50        11/17/25    5,345,300
                                                                                                      ----------
              Total Collateralized Mortgage Obligations (Cost $13,970,383).........................   14,477,671
                                                                                                      ----------
              Short-Term Investments (24.6%)
              Commercial Paper (a) (21.8%)
              Finance/Rental/Leasing (18.5%)
 12,000       International Lease Finance Corp. ..........................     2.48        11/05/01   11,996,693
  4,800       International Lease Finance Corp. ..........................     2.50        11/06/01    4,798,333
                                                                                                      ----------
                                                                                                      16,795,026
                                                                                                      ----------
              Insurance (3.3%)
  3,000       American General Corp. .....................................     2.47        11/06/01    2,998,971
                                                                                                      ----------
              Total Commercial Paper (Cost $19,793,997)............................................   19,793,997
                                                                                                      ----------



                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 continued


 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                          RATE         DATE         VALUE
-----------                                                      ----------   ---------- ---------------
              Repurchase Agreement (2.8%)
$  2,557      The Bank of New York (dated 10/31/01; proceeds
              $2,557,353) (b) (Cost $2,557,175).................   2.5 %      11/01/01    $ 2,557,175
                                                                                          -----------
              Total Short-Term Investments (Cost $22,351,172).........................     22,351,172
                                                                                          -----------
              Total Investments (Cost $89,151,810) (c)..........  100.3 %                  90,918,769
              Liabilities in Excess of Other Assets ............   (0.3)                     (307,495)
                                                                                          -----------
              Net Assets .......................................  100.0 %                 $90,611,274
                                                                                          ===========

------------
ARM         Adjustable Rate Mortgage.
IO          Interest-only securities.
PAC         Planned Amortization Class.
(a)         Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)         Collateralized by $1,896,866 U.S. Treasury Bond 7.875% due 02/15/21
            valued at $2,608,323.
(c)         The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,228,467 and the aggregate gross unrealized depreciation is $461,508, resulting in net unrealized appreciation of $1,766,959.


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2001



Assets:
Investments in securities, at value
  (cost $89,151,810) ............................... $ 90,918,769
Receivable for:
     Interest ......................................      513,178
     Shares of beneficial interest sold ............       80,037
     Principal paydowns ............................       56,078
Prepaid expenses ...................................       15,229
                                                     ------------
   Total Assets ....................................   91,583,291
                                                     ------------
Liabilities:
Payable for:
     Shares of beneficial interest repurchased .....      736,504
     Distribution fee ..............................       59,057
     Investment management fee .....................       51,183
Payable to bank ....................................       68,845
Accrued expenses ...................................       56,428
                                                     ------------
   Total Liabilities ...............................      972,017
                                                     ------------
   Net Assets ...................................... $ 90,611,274
                                                     ============
Composition of Net Assets:
Paid-in-capital .................................... $320,616,404
Net unrealized appreciation ........................    1,766,959
Accumulated undistributed net investment
  income ...........................................      329,619
Accumulated net realized loss ...................... (232,101,708)
                                                     ------------
   Net Assets ...................................... $ 90,611,274
                                                     ============
Net Asset Value Per Share,
   10,278,823 shares outstanding (unlimited
     shares authorized of $.01 par value) .......... $       8.82
                                                     ============



Statement of Operations
For the year ended October 31, 2001



Net Investment Income:
Interest Income ...............................    $5,715,195
                                                   ----------
Expenses
Distribution fee ..............................       663,568
Investment management fee .....................       587,228
Transfer agent fees and expenses ..............       180,881
Professional fees .............................        68,090
Shareholder reports and notices ...............        50,430
Registration fees .............................        40,483
Custodian fees ................................        14,262
Trustees' fees and expenses ...................        12,511
Other .........................................        11,976
                                                   ----------
   Total Expenses .............................     1,629,429
Less: expense offset ..........................       (13,363)
                                                   ----------
   Net Expenses ...............................     1,616,066
                                                   ----------
   Net Investment Income ......................     4,099,129
                                                   ----------
Net change in unrealized depreciation .........     2,295,697
                                                   ----------
Net Increase ..................................    $6,394,826
                                                   ==========


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                                   FOR THE YEAR         FOR THE YEAR
                                                                                       ENDED               ENDED
                                                                                 OCTOBER 31, 2001     OCTOBER 31, 2000
                                                                                ------------------   -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income .......................................................      $  4,099,129        $   4,837,596
Net realized gain ...........................................................                 -              792,094
Net change in unrealized depreciation .......................................         2,295,697             (109,419)
                                                                                   ------------        -------------
  Net Increase ..............................................................         6,394,826            5,520,271
Dividends to shareholders from net investment income ........................        (4,171,176)          (4,457,000)
Net decrease from transactions in shares of beneficial interest .............        (3,307,860)         (29,670,526)
                                                                                   ------------        -------------
  Net Decrease ..............................................................        (1,084,210)         (28,607,255)
Net Assets:
Beginning of period .........................................................        91,695,484          120,302,739
                                                                                   ------------        -------------
End of Period
(Including accumulated undistributed net investment income of $329,619 and
$504,364, respectively)......................................................      $ 90,611,274        $  91,695,484
                                                                                   ============        =============


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o October 31, 2001


1. Organization and Accounting Policies
Morgan Stanley North American Government Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter North American Government Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o October 31, 2001 continued

included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Dollar Rolls - The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million and 0.60% to the portion of the daily net assets exceeding $500 million.

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o October 31, 2001 continued

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. Plan of Distribution
Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended October 31, 2001, the distribution fee was accrued at the annual rate of 0.73%.


4. Security Transactions and Transactions with Affiliates
The purchases and proceeds from prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 were as follows:




                                                                                     PURCHASES       PREPAYMENTS
                                                                                  --------------   --------------
U.S. Government Agencies . . . . . . . . . . . . . . . . . . . . . . . ........    $14,444,850      $31,100,601
Private Issue CMOs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..              -        1,781,743

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $8,100.

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o October 31, 2001 continued

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                               FOR THE YEAR                       FOR THE YEAR
                                                  ENDED                              ENDED
                                             OCTOBER 31, 2001                   OCTOBER 31, 2000
                                    ---------------------------------- ----------------------------------
                                         SHARES            AMOUNT            SHARES            AMOUNT
                                    ---------------- -----------------  ---------------- -----------------
Sold ..............................     13,631,877    $  119,393,140        27,659,513    $  235,059,575
Reinvestment of dividends .........        359,700         3,137,960           390,253         3,309,760
Repurchased .......................    (14,370,369)     (125,838,960)      (31,548,244)     (268,039,861)
                                       -----------    --------------       -----------    --------------
Net decrease ......................       (378,792)   $   (3,307,860)       (3,498,478)   $  (29,670,526)
                                       ===========    ==============       ===========    ==============

6. Federal Income Tax Status
During the year ended October 31, 2001, the Fund utilized approximately $103,000 of its net capital loss carryover. At October 31, 2001, the Fund had a net capital loss carryover of approximately $232,102,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:




                              AMOUNT IN THOUSANDS
--------------------------------------------------------------------------------
    2002           2003         2004         2005      2006       2007      2008
------------   -----------   ----------   ---------   ------   ---------   -----
$  52,983       $160,560      $14,716      $2,013      $152     $1,657      $21
=========       ========      =======      ======      ====     ======      ===


As of October 31, 2001, the Fund had permanent book/tax differences attributable to reclassifications of net gains on paydowns. To reflect reclassifications arising from these differences, accumulated undistributed net investment income was charged $102,698 and accumulated net realized loss was credited $102,698.


7. Reverse Repurchase and Dollar Roll Agreements
Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

At October 31, 2001, there were no outstanding reverse repurchase or dollar roll agreements.

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 continued

8. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


9. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At October 31, 2001, there were no outstanding forward contracts.


10. Change in Accounting Policy
Effective November 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley North American Government Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                 FOR THE YEAR ENDED OCTOBER 31
                                               ----------------------------------
                                                      2001             2000
                                               ----------------- ----------------
Selected Per Share Data:
Net asset value, beginning of period .........        $8.60            $8.50
                                                      -----            -----
Income (loss) from investment operations:
 Net investment income .......................         0.40             0.40
 Net realized and unrealized gain (loss) .....         0.22             0.06
                                                      -----            -----
Total income from investment operations ......         0.62             0.46
                                                      -----            -----
Less dividends and distributions from:
 Net investment income .......................        (0.40)           (0.36)
 Paid-in-capital .............................            -                -
                                                      -----            -----
Total dividends and distributions ............        (0.40)           (0.36)
                                                      -----            -----
Net asset value, end of period ...............        $8.82            $8.60
                                                      =====            =====
Total Return+ ................................         7.43%            5.55%
Ratios to Average Net Assets:
Expenses (before expense offset) .............         1.80%(1)         1.76%(1)
Net investment income ........................         4.51%            4.58%
Supplemental Data:
Net assets, end of period, in thousands ......      $90,611          $91,695
Portfolio turnover rate ......................           19%               -



                                                          FOR THE YEAR ENDED OCTOBER 31
                                               ----------------------------------------------------
                                                      1999              1998              1997
                                               ----------------- ------------------ ---------------
Selected Per Share Data:
Net asset value, beginning of period .........        $8.60              $8.59                $8.39
                                                      -----              -----                ------
Income (loss) from investment operations:
 Net investment income .......................         0.44               0.49                 0.44
 Net realized and unrealized gain (loss) .....        (0.09)             (0.05)                0.19
                                                      -----              -----                ------
Total income from investment operations ......         0.35               0.44                  0.63
                                                      -----              -----                ------
Less dividends and distributions from:
 Net investment income .......................        (0.38)             (0.43)                (0.43)
 Paid-in-capital .............................        (0.07)                 -                     -
                                                      -----              -----                 -----
Total dividends and distributions ............        (0.45)             (0.43)                (0.43)
                                                      -----              -----                 -----
Net asset value, end of period ...............        $8.50              $8.60                 $8.59
                                                      =====              =====                 =====
Total Return+ ................................         4.30%              5.13%                  7.80%
Ratios to Average Net Assets:
Expenses (before expense offset) .............         1.81%(1)           1.69%(1)               1.65%
Net investment income ........................         5.11%              5.52%                  5.18%
Supplemental Data:
Net assets, end of period, in thousands ......     $120,303           $150,441               $212,040
Portfolio turnover rate ......................           43%                 8%                     -

------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley North American Government Income Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley North American Government Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter North American Government Income Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley North American Government Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 11, 2001

                      2001 Federal Tax Notice (unaudited)
      Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2001, 3.08% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD


MorganStanley

[GRAPHIC OMITTED]



Morgan Stanley
North American
Government
Income Trust




Annual Report
October 31, 2001

                     MORGAN STANLEY LIMITED DURATION FUND
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Limited Duration Fund ("Limited Duration") to be issued pursuant to an Agreement and Plan of Reorganization, dated April 25, 2002, between Limited Duration and Morgan Stanley North American Government Income Trust ("North American") in connection with the acquisition by Limited Duration of substantially all of the assets, subject to stated liabilities, of North American. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read
in conjunction with the related Proxy Statement and Prospectus, dated July   ,
2002. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Limited Duration, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


     The date of this Statement of Additional Information is July   , 2002.

                               TABLE OF CONTENTS




                                                            PAGE
                                                           -----
INTRODUCTION ...........................................     B-3
ADDITIONAL INFORMATION ABOUT LIMITED DURATION ..........     B-3
FINANCIAL STATEMENTS ...................................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the
information provided in the Proxy Statement and Prospectus dated July   , 2002
(the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to North American shareholders in connection with the solicitation of proxies by the Board of Trustees of North American to be voted at the Special Meeting of shareholders of Capital Growth to be held on September 24, 2002. This Statement of Additional Information incorporates by reference the
Statement of Additional Information of Limited Duration dated June   , 2002 and
the Statement of Additional Information of North American dated December 31,
2001.


                 ADDITIONAL INFORMATION ABOUT LIMITED DURATION


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Limited Duration's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Limited Duration's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Limited Duration, see "Management of the Fund" and "Investment Management and Other Services" in Limited Duration's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Limited Duration's investment manager, see "Investment Management and Other Services" in Limited Duration's Statement of Additional Information. For additional information about Limited Duration's independent auditors, see "Investment Management and Other Services" in Limited Duration's Statement of Additional Information. For additional information about other services provided to Limited Duration, see "Investment Management and Other Services" in Limited Duration's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Limited Duration's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Limited Duration, see "Capital Stock and Other Securities" in Limited Duration's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Limited Duration's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Limited Duration's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Limited Duration's policies regarding dividends and distributions and tax matters affecting Limited Duration and its shareholders, see "Taxation of the Fund and Shareholders" in Limited Duration's Statement of Additional Information.

DISTRIBUTION OF SHARES


     For additional information about Limited Duration's distributor and the distribution agreement between Limited Duration and its distributor, see "Investment Management and Other Services" and "Underwriters" in Limited Duration's Statement of Additional Information.


PERFORMANCE DATA


     For additional information about Limited Duration's performance, see "Calculation of Performance Data" in Limited Duration's Statement of Additional Information.


                             FINANCIAL STATEMENTS


           most recent audited financial statements are set forth in
Annual Report for the fiscal year ended      . A copy of the Annual Report
accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. North American's most recent audited financial statements are set forth in North American's Annual Report for the fiscal year ended October 31, 2001, and its unaudited financial statements are set forth in its Semi-Annual Report for the six-month period ended April 30, 2002, both of which are incorporated by reference in the Proxy Statement and Prospectus.

                      MORGAN STANLEY LIMITED DURATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2002

                                   (UNAUDITED)



                                                                  MORGAN STANLEY
                                                               LIMITED DURATION FUND
                                                             -------------------------
                                                             PRINCIPAL
                                                               AMOUNT
                                         COUPON    MATURITY      IN
                                          RATE       DATE     THOUSANDS      VALUE
                                       ---------- ---------- ----------- -------------
CORPORATE BONDS (17.9%)
Aerospace & Defense (0.4%)
Lockheed Martin Corp. ................ 7.25%      05/15/06     $   475    $   505,789
Raytheon Co. ......................... 8.20       03/01/06         390        424,271
Raytheon Co. ......................... 6.75       08/15/07          55         57,024
                                                                          -----------
                                                                              987,084
                                                                          -----------
Airlines (0.1%)
Southwest Airlines Co. ............... 5.496      11/01/06         130        129,894
                                                                          -----------
Auto Parts: O.E.M. (0.3%)
Delphi Automotive Systems Corp.        6.125      05/01/04         405        414,539
Johnson Controls, Inc ................ 5.00       11/15/06         385        377,791
                                                                          -----------
                                                                              792,330
                                                                          -----------
Broadcasting (0.8%)
Clear Channel Communications
 Corp.** ............................. 7.25       09/15/03       2,000      2,050,068
                                                                          -----------
Cable/Satellite TV (1.0%)
Comcast Cable ........................ 6.375      01/30/06         530        531,759
Cox Enterprises Inc. -- 144A* ** ..... 6.625      06/14/02       1,000      1,002,798
Rogers Cablesystems, Ltd. ............ 9.625      08/01/02         800        802,000
TCI Communications, Inc. ............. 8.00       08/01/05         215        226,678
                                                                          -----------
                                                                            2,563,235
                                                                          -----------
Department Stores (0.3%)
Federated Dept Stores ................ 8.50       06/15/03         495        519,221
May Dept Stores Co. .................. 6.875      11/01/05         130        137,974
                                                                          -----------
                                                                              657,195
                                                                          -----------
Discount Stores (0.1%)
Target Corp. ......................... 7.50       02/15/05         310        334,166
                                                                          -----------
Drugstore Chains (0.2%)
CVS Corp. ............................ 5.625      03/15/06         455        456,574
                                                                          -----------
Electric Utilities (0.2%)
Progress Energy Inc. ................. 6.75       03/01/06         525        544,046
                                                                          -----------
Environmental Services (0.3%)
WMX Technologies Inc. ................ 7.00       10/15/06         660        676,641
                                                                          -----------
Finance/Rental/Leasing (1.7%)
American General Finance Corp. ....... 5.875      07/14/06         740        751,335
Ford Motor Credit Co. ................ 6.875      02/01/06       1,090      1,104,187
Ford Motor Credit Co. ................ 6.50       01/25/07         200        198,701
Household Finance Corp. .............. 6.50       01/24/06         875        897,343
Household Finance Corp. .............. 5.75       01/30/07         290        285,856
MBNA America Bank N.A. ............... 7.75       09/15/05          75         80,491
MBNA America Bank N.A. ............... 6.50       06/20/06         445        453,776



                                            MORGAN STANLEY
                                            NORTH AMERICAN
                                              GOVERNMENT
                                             INCOME TRUST               COMBINED
                                       ------------------------ -------------------------
                                        PRINCIPAL                PRINCIPAL
                                          AMOUNT                   AMOUNT
                                            IN                       IN
                                        THOUSANDS      VALUE     THOUSANDS      VALUE
                                       ----------- ------------ ----------- -------------
CORPORATE BONDS (17.9%)
Aerospace & Defense (0.4%)
Lockheed Martin Corp. ................ --                         $   475    $   505,789
                                                   --
Raytheon Co. .........................     --              --         390        424,271
Raytheon Co. .........................     --              --          55         57,024
                                                                             -----------
                                                           --                    987,084
                                                   ----------                -----------
Airlines (0.1%)
Southwest Airlines Co. ...............     --              --         130        129,894
                                                   ----------                -----------
Auto Parts: O.E.M. (0.3%)
Delphi Automotive Systems Corp.            --              --         405        414,539
Johnson Controls, Inc ................     --              --         385        377,791
                                                   ----------                -----------
                                                           --                    792,330
                                                   ----------                -----------
Broadcasting (0.8%)
Clear Channel Communications
 Corp.** .............................     --              --       2,000      2,050,068
                                                   ----------                -----------
Cable/Satellite TV (1.0%)
Comcast Cable ........................     --              --         530        531,759
Cox Enterprises Inc. -- 144A* ** .....     --              --       1,000      1,002,798
Rogers Cablesystems, Ltd. ............     --              --         800        802,000
TCI Communications, Inc. .............     --              --         215        226,678
                                                   ----------                -----------
                                                           --                  2,563,235
                                                   ----------                -----------
Department Stores (0.3%)
Federated Dept Stores ................     --              --         495        519,221
May Dept Stores Co. ..................     --              --         130        137,974
                                                   ----------                -----------
                                                           --                    657,195
                                                   ----------                -----------
Discount Stores (0.1%)
Target Corp. .........................     --              --         310        334,166
                                                   ----------                -----------
Drugstore Chains (0.2%)
CVS Corp. ............................     --              --         455        456,574
                                                   ----------                -----------
Electric Utilities (0.2%)
Progress Energy Inc. .................     --              --         525        544,046
                                                   ----------                -----------
Environmental Services (0.3%)
WMX Technologies Inc. ................     --              --         660        676,641
                                                   ----------                -----------
Finance/Rental/Leasing (1.7%)
American General Finance Corp. .......     --              --         740        751,335
Ford Motor Credit Co. ................     --              --       1,090      1,104,187
Ford Motor Credit Co. ................     --              --         200        198,701
Household Finance Corp. ..............     --              --         875        897,343
Household Finance Corp. ..............     --              --         290        285,856
MBNA America Bank N.A. ...............     --              --          75         80,491
MBNA America Bank N.A. ...............     --              --         445        453,776


                      MORGAN STANLEY LIMITED DURATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2002

                                   (UNAUDITED)


                                                                   MORGAN STANLEY
                                                                LIMITED DURATION FUND
                                                              -------------------------
                                                               PRINCIPAL
                                                                AMOUNT
                                         COUPON     MATURITY      IN
                                          RATE        DATE     THOUSANDS      VALUE
                                      ------------ ---------- ----------- -------------
Prime Property Funding II --
 144A* .............................. 6.80 %       08/15/02     $   145    $   146,420
Prime Property Funding II --
 144A* .............................. 7.00         08/15/04         220        227,604
                                                                           -----------
                                                                             4,145,713
                                                                           -----------
Financial Conglomerates (1.1%)
General Electric Capital Corp.**..... 5.375        03/15/07       1,305      1,314,725
General Motors Acceptance
 Corp. .............................. 7.50         07/15/05         395        419,642
J.P. Morgan Chase & Co. ............. 5.35         03/01/07         765        759,505
Tyco Capital Corp. .................. 5.625        05/17/04         160        154,383
Tyco Capital Corp. .................. 6.50         02/07/06          85         80,547
                                                                           -----------
                                                                             2,728,802
                                                                           -----------
Financial Publishing/Services (0.1%)
Reed Elsevier Capital ............... 6.125        08/01/06         200        205,400
                                                                           -----------
Food Retail (0.5%)
Kroger Co. .......................... 7.375        03/01/05         735        781,967
Safeway Inc. ........................ 6.15         03/01/06         350        359,729
                                                                           -----------
                                                                             1,141,696
                                                                           -----------
Food: Meat/Fish/Dairy (0.1%)
ConAgra Foods, Inc. ................. 6.00         09/15/06         270        275,235
                                                                           -----------
Foreign Government Obligations
 (0.5%)
Quebec Province (Canada)** .......... 5.50         04/11/06       1,025      1,047,893
United Mexican States (Mexico) ...... 8.625        03/12/08         290        316,825
                                                                           -----------
                                                                             1,364,718
                                                                           -----------
Forest Products (0.3%)
Weyerhauser Company -- 144A* ........ 5.50         03/15/05         815        824,839
                                                                           -----------
Gas Distributors (0.7%) .............
CMS Panhandle Holding Co. ........... 6.125        03/15/04         530        541,469
Consolidated Natural Gas Co. ........ 5.375        11/01/06         520        512,063
Nisource Finance Corp. .............. 7.625        11/15/05         375        376,635
Ras Laffan Liquefied Natural Gas
 Co. Ltd. -- 144A* (Qatar) .......... 7.628        09/15/06         397        415,914
                                                                           -----------
                                                                             1,846,081
                                                                           -----------
Home Building (0.1%)
Centex Corp. ........................ 9.75         06/15/05         240        268,545
                                                                           -----------



                                           MORGAN STANLEY
                                           NORTH AMERICAN
                                             GOVERNMENT
                                            INCOME TRUST               COMBINED
                                      ------------------------ -------------------------
                                       PRINCIPAL                PRINCIPAL
                                         AMOUNT                   AMOUNT
                                           IN                       IN
                                       THOUSANDS      VALUE      THOUSANDS      VALUE
                                      ----------- ------------ ----------- -------------
Prime Property Funding II --
 144A* ..............................     --                     $   145    $   146,420
                                                  --
Prime Property Funding II --
 144A* ..............................     --               --        220        227,604
                                                  -----------               -----------
                                                           --                 4,145,713
                                                  -----------               -----------
Financial Conglomerates (1.1%)
General Electric Capital Corp.**.....     --               --      1,305      1,314,725
General Motors Acceptance
 Corp. ..............................     --               --        395        419,642
J.P. Morgan Chase & Co. .............     --               --        765        759,505
Tyco Capital Corp. ..................     --               --        160        154,383
Tyco Capital Corp. ..................     --               --         85         80,547
                                                  -----------               -----------
                                                           --                 2,728,802
                                                  -----------               -----------
Financial Publishing/Services (0.1%)
Reed Elsevier Capital ...............     --               --        200        205,400
                                                  -----------               -----------
Food Retail (0.5%)
Kroger Co. ..........................     --               --        735        781,967
Safeway Inc. ........................     --               --        350        359,729
                                                  -----------               -----------
                                                           --                 1,141,696
                                                  -----------               -----------
Food: Meat/Fish/Dairy (0.1%)
ConAgra Foods, Inc. .................     --               --        270        275,235
                                                  -----------               -----------
Foreign Government Obligations
 (0.5%)
Quebec Province (Canada)** ..........     --               --      1,025      1,047,893
United Mexican States (Mexico) ......     --               --        290        316,825
                                                  -----------               -----------
                                                           --                 1,364,718
                                                  -----------               -----------
Forest Products (0.3%)
Weyerhauser Company -- 144A* ........     --               --        815        824,839
                                                  -----------               -----------
Gas Distributors (0.7%) .............
CMS Panhandle Holding Co. ...........     --               --        530        541,469
Consolidated Natural Gas Co. ........     --               --        520        512,063
Nisource Finance Corp. ..............     --               --        375        376,635
Ras Laffan Liquefied Natural Gas
 Co. Ltd. -- 144A* (Qatar) ..........     --               --        397        415,914
                                                  -----------               -----------
                                                           --                 1,846,081
                                                  -----------               -----------
Home Building (0.1%)
Centex Corp. ........................     --               --        240        268,545
                                                  -----------               -----------

                      MORGAN STANLEY LIMITED DURATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2002

                                   (UNAUDITED)


                                                                    MORGAN STANLEY
                                                                 LIMITED DURATION FUND
                                                               -------------------------
                                                               PRINCIPAL
                                                                 AMOUNT
                                          COUPON     MATURITY      IN
                                           RATE        DATE     THOUSANDS      VALUE
                                       ------------ ---------- ----------- -------------
Home Furnishings (0.1%)
Mohawk Industries, Inc. .............. 6.50 %       04/15/07     $   195    $   198,914
                                                                            -----------
Home Improvement Chains (0.2%)
Lowe's Co., Inc. ..................... 7.50         12/15/05         565        614,067
                                                                            -----------
Hospital/Nursing Management (0.2%)
Tenet Healthcare Corp. ............... 5.375        11/15/06         525        517,200
                                                                            -----------
Hotels/Resorts/Cruiselines (0.4%)
Hyatt Equities LLC -- 144A* .......... 9.25         05/15/05         280        294,991
Marriott International Inc.
 (Ser D) ............................. 8.125        04/01/05         435        467,388
Starwood Hotels Resorts .............. 7.375        05/01/07         295        296,844
                                                                            -----------
                                                                              1,059,223
                                                                            -----------
Industrial Conglomerates (0.4%)
Honeywell International, Inc. ........ 5.125        11/01/06         600        592,918
Tyco International Group S.A.
 (Luxembourg) ........................ 6.375        02/15/06         565        476,052
                                                                            -----------
                                                                              1,068,970
                                                                            -----------
Insurance Brokers (0.2%)
Marsh & McLennan Companies,
 Inc. ................................ 5.375        03/15/07         600        604,051
                                                                            -----------

Integrated Oil (0.2%)
Conoco Inc. .......................... 5.90         04/15/04         585        604,940
                                                                            -----------
Investment Banks/Brokers (0.9%)
Credit Suisse F/B USA, Inc. ** ....... 5.75         04/15/07         805        808,501
Goldman Sachs Group, Inc. ............ 7.625        08/17/05         595        643,678
Lehman Brothers Holdings,
 Inc. ** ............................. 6.25         05/15/06         730        752,114
                                                                            -----------
                                                                              2,204,293
                                                                            -----------
Investment Managers (0.4%)
TIAA Global Markets -- 144A* ......... 5.00         03/01/07       1,045      1,035,635
                                                                            -----------
Life/Health Insurance (1.2%)
Equitable Life Assurance Corp. --
 144A* ............................... 6.95         12/01/05         250        264,763
John Hancock Global Fund --
 144A* ............................... 5.625        06/27/06         585        588,892
Metropolitan Life Insurance Co. --
 144A* ............................... 6.30         11/01/03         625        645,853
Monumental Global Funding II --
 144A* ............................... 6.05         01/19/06         330        340,970



                                            MORGAN STANLEY
                                            NORTH AMERICAN
                                              GOVERNMENT
                                             INCOME TRUST               COMBINED
                                       ------------------------ -------------------------
                                        PRINCIPAL                PRINCIPAL
                                          AMOUNT                   AMOUNT
                                            IN                       IN
                                        THOUSANDS      VALUE     THOUSANDS      VALUE
                                       ----------- ------------ ----------- -------------
Home Furnishings (0.1%)
Mohawk Industries, Inc. ..............     --                     $   195    $   198,914
                                                                             -----------
                                                   --
                                                   --
Home Improvement Chains (0.2%)
Lowe's Co., Inc. .....................     --               --        565        614,067
                                                   -----------               -----------
Hospital/Nursing Management (0.2%)
Tenet Healthcare Corp. ...............     --               --        525        517,200
                                                   -----------               -----------
Hotels/Resorts/Cruiselines (0.4%)
Hyatt Equities LLC -- 144A* ..........     --               --        280        294,991
Marriott International Inc.
 (Ser D) .............................     --               --        435        467,388
Starwood Hotels Resorts ..............     --               --        295        296,844
                                                   -----------               -----------
                                           --               --                 1,059,223
                                                   -----------               -----------
Industrial Conglomerates (0.4%)
Honeywell International, Inc. ........     --               --        600        592,918
Tyco International Group S.A.
 (Luxembourg) ........................     --               --        565        476,052
                                                   -----------               -----------
                                           --               --                 1,068,970
                                                   -----------               -----------
Insurance Brokers (0.2%)
Marsh & McLennan Companies,
 Inc. ................................     --               --        600        604,051
                                                   -----------               -----------

Integrated Oil (0.2%)
Conoco Inc. ..........................     --               --        585        604,940
                                                   -----------               -----------
Investment Banks/Brokers (0.9%)
Credit Suisse F/B USA, Inc. ** .......     --               --        805        808,501
Goldman Sachs Group, Inc. ............     --               --        595        643,678
Lehman Brothers Holdings,
 Inc. ** .............................     --               --        730        752,114
                                                   -----------               -----------
                                                            --                 2,204,293
                                                   -----------               -----------
Investment Managers (0.4%)
TIAA Global Markets -- 144A* .........     --               --      1,045      1,035,635
                                                   -----------               -----------
Life/Health Insurance (1.2%)
Equitable Life Assurance Corp. --
 144A* ...............................     --               --        250        264,763
John Hancock Global Fund --
 144A* ...............................     --               --        585        588,892
Metropolitan Life Insurance Co. --
 144A* ...............................     --               --        625        645,853
Monumental Global Funding II --
 144A* ...............................     --               --        330        340,970

                      MORGAN STANLEY LIMITED DURATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2002

                                   (UNAUDITED)


                                                                    MORGAN STANLEY
                                                                 LIMITED DURATION FUND
                                                               -------------------------
                                                               PRINCIPAL
                                                                 AMOUNT
                                          COUPON     MATURITY      IN
                                           RATE        DATE     THOUSANDS      VALUE
                                       ------------ ---------- ----------- -------------
Nationwide Mutual Insurance --
 144A* ............................... 6.50 %       02/15/04     $   650    $   673,085
Prudential Insurance Co. -- 144A*..... 6.375        07/23/06         495        510,021
                                                                            -----------
                                                                              3,023,584
                                                                            -----------
Major Banks (0.8%)
First Union Corp. ** ................. 8.00         11/15/02       2,000      2,057,384
                                                                            -----------
Major Telecommunications (0.9%)
AT&T Corp. -- 144A* .................. 6.50         11/15/06         615        589,232
Sprint Capital Corp. ................. 6.00         01/15/07         455        416,210
Telus Corp. (Canada) ................. 7.50         06/01/07         595        605,226
WorldCom, Inc. ....................... 7.875        05/15/03         675        506,250
WorldCom, Inc. ....................... 6.50         05/15/04         340        200,600
                                                                            -----------
                                                                              2,317,518
                                                                            -----------
Managed Health Care (0.5%)
Aetna, Inc. .......................... 7.375        03/01/06         475        482,786
UnitedHealth Group Inc. .............. 7.50         11/15/05         275        298,786
Wellpoint Health Network Inc. ........ 6.375        06/15/06         410        423,100
                                                                            -----------
                                                                              1,204,672
                                                                            -----------
Media Conglomerates (0.3%)
AOL Time Warner, Inc. ................ 6.125        04/15/06         635        621,658
                                                                            -----------

Motor Vehicles (0.2%)
DaimierChrysler NA Holding ........... 6.40         05/15/06         470        480,105
                                                                            -----------
Multi-Line Insurance (0.7%)
AIG SunAmerica Global Finance
 VI -- 144A* ......................... 5.20         05/10/04         465        476,787
Farmers Insurance Exchange --
 144A* ............................... 8.50         08/01/04         500        524,110
Hartford Financial Services
 Group, Inc. ** ...................... 7.75         06/15/05         600        651,928
                                                                            -----------
                                                                              1,652,825
                                                                            -----------
Oil & Gas Pipelines (0.2%)
Williams Companies, Inc. ............. 6.50         08/01/06         415        402,776
                                                                            -----------

Oil & Gas Production (0.1%)
Pemex Master Trust -- 144A* .......... 7.875        02/01/09         300        308,625
                                                                            -----------
Railroads (0.3%) .....................
Norfolk Southern Corp. ** ............ 7.875        02/15/04         300        318,613
Union Pacific Corp. .................. 5.84         05/25/04         470        483,400
                                                                            -----------
                                                                                802,013
                                                                            -----------



                                            MORGAN STANLEY
                                            NORTH AMERICAN
                                              GOVERNMENT
                                             INCOME TRUST               COMBINED
                                       ------------------------ -------------------------
                                        PRINCIPAL                PRINCIPAL
                                          AMOUNT                   AMOUNT
                                            IN                       IN
                                        THOUSANDS      VALUE     THOUSANDS      VALUE
                                       ----------- ------------ ----------- -------------
Nationwide Mutual Insurance --
 144A* ...............................     --                     $   650    $   673,085
                                                   --
                                                   --
Prudential Insurance Co. -- 144A*.....     --               --        495        510,021
                                                   -----------               -----------
                                                            --                 3,023,584
                                                   -----------               -----------


Major Banks (0.8%)
First Union Corp. ** .................     --               --      2,000      2,057,384
                                                   -----------               -----------
Major Telecommunications (0.9%)
AT&T Corp. -- 144A* ..................     --               --        615        589,232
Sprint Capital Corp. .................     --               --        455        416,210
Telus Corp. (Canada) .................     --               --        595        605,226
WorldCom, Inc. .......................     --               --        675        506,250
WorldCom, Inc. .......................     --               --        340        200,600
                                                   -----------               -----------
                                                            --                 2,317,518
                                                   -----------               -----------
Managed Health Care (0.5%)
Aetna, Inc. ..........................     --               --        475        482,786
UnitedHealth Group Inc. ..............     --               --        275        298,786
Wellpoint Health Network Inc. ........     --               --        410        423,100
                                                   -----------               -----------
                                                            --                 1,204,672
                                                   -----------               -----------
Media Conglomerates (0.3%)
AOL Time Warner, Inc. ................     --               --        635        621,658
                                                   -----------               -----------

Motor Vehicles (0.2%)
DaimierChrysler NA Holding ...........     --               --        470        480,105
                                                   -----------               -----------
Multi-Line Insurance (0.7%)
AIG SunAmerica Global Finance
 VI -- 144A* .........................     --               --        465        476,787
Farmers Insurance Exchange --
 144A* ...............................     --               --        500        524,110
Hartford Financial Services
 Group, Inc. ** ......................     --               --        600        651,928
                                                   -----------               -----------
                                                            --                 1,652,825
                                                   -----------               -----------
Oil & Gas Pipelines (0.2%)
Williams Companies, Inc. .............     --               --        415        402,776
                                                   -----------               -----------

Oil & Gas Production (0.1%)
Pemex Master Trust -- 144A* ..........     --               --        300        308,625
                                                   -----------               -----------
Railroads (0.3%) .....................
Norfolk Southern Corp. ** ............     --               --        300        318,613
Union Pacific Corp. ..................     --               --        470        483,400
                                                   -----------               -----------
                                                            --                   802,013
                                                   -----------               -----------

                      MORGAN STANLEY LIMITED DURATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2002

                                   (UNAUDITED)


                                                                         MORGAN STANLEY
                                                                     LIMITED DURATION FUND
                                                                   --------------------------
                                                                    PRINCIPAL
                                                                     AMOUNT
                                         COUPON       MATURITY         IN
                                          RATE          DATE        THOUSANDS       VALUE
                                       ---------- ---------------- ----------- --------------
Real Estate Investment Trusts (0.4%)
EOP Operating LP ..................... 8.375%         03/15/06      $    415    $    450,866
Simon Property Group LP .............. 6.375          11/15/07           555         555,862
                                                                                ------------
                                                                                   1,006,728
                                                                                ------------
Specialty Telecommunications (0.2%)
Qwest Capital Funding Inc. ........... 7.75           08/15/06           490         379,792
                                                                                ------------

Wireless Telecommunications (0.3%)
AT&T Wireless Services, Inc. ......... 7.35           03/01/06           595         594,735
                                                                                ------------
TOTAL CORPORATE BONDS
(Cost $44,983,467, $0 and
 $44,983,467, respectively)...........                                            44,751,970
                                                                                ------------
U.S. GOVERNMENT & AGENCY
 OBLIGATIONS (55.2%)
MORTGAGE PASS-THROUGH SECURITIES
 (39.0%)
Federal Farm Credit Bank ............. 6.25           12/02/02            --              --
Federal Home Loan Mortgage
 Corp. ............................... 4.50           08/15/04            --              --
Federal Home Loan Mortgage
 Corp. ARM ........................... 6.507          03/01/25            --              --
Federal Home Loan Mortgage                            08/01/02-
 Corp. PC Gold ....................... 6.00           09/01/03         2,153       2,196,961
Federal Home Loan Mortgage                            07/01/02-
 Corp. PC Gold ....................... 6.50           09/01/02           176         179,874
Federal Home Loan Mortgage
 Corp. PC Gold ....................... 7.50              ***          15,050      15,703,734
Federal Home Loan Mortgage
 Corp. ............................... 6.00              ***          15,500      15,713,125
Federal Home Loan Mortgage
 Corp. ............................... 7.00              ***           7,000       7,216,563
Federal National Mortgage
 Assoc. .............................. 4.75           11/14/03            --              --
Federal National Mortgage
 Assoc. .............................. 5.855          07/01/31            --              --
Federal National Mortgage                             08/01/02-
 Assoc. .............................. 6.00           12/01/02           237         240,688
Federal National Mortgage
 Assoc. .............................. 6.50              ***           7,000       7,052,500
Federal National Mortgage
 Assoc. .............................. 7.00           01/04/04            --              --
Federal National Mortgage
 Assoc. .............................. 9.50           06/01/20            --              --
Government National Mortgage
 Assoc. II ARM ....................... 5.50           08/20/29            --              --
Government National Mortgage                          07/20/29-
 Assoc. II ARM ....................... 6.00           09/20/29            --              --



                                            MORGAN STANLEY
                                            NORTH AMERICAN
                                              GOVERNMENT
                                             INCOME TRUST                 COMBINED
                                       ------------------------- --------------------------
                                        PRINCIPAL                 PRINCIPAL
                                          AMOUNT                    AMOUNT
                                            IN                        IN
                                        THOUSANDS      VALUE      THOUSANDS       VALUE
                                       ----------- ------------- ----------- --------------
Real Estate Investment Trusts (0.4%)
EOP Operating LP .....................     --               --    $    415    $    450,866
Simon Property Group LP ..............        --            --         555         555,862
                                                            --                ------------
                                                            --                   1,006,728
                                                            --                ------------
Specialty Telecommunications (0.2%)
Qwest Capital Funding Inc. ...........        --            --         490         379,792
                                                            --                ------------

Wireless Telecommunications (0.3%)
AT&T Wireless Services, Inc. .........        --            --         595         594,735
                                                            --                ------------
TOTAL CORPORATE BONDS
(Cost $44,983,467, $0 and
 $44,983,467, respectively)...........        --            --                  44,751,970
                                                            --                ------------
U.S. GOVERNMENT & AGENCY
 OBLIGATIONS (55.2%)
MORTGAGE PASS-THROUGH SECURITIES
 (39.0%)
Federal Farm Credit Bank .............    $5,000    $5,116,615       5,000       5,116,615
Federal Home Loan Mortgage
 Corp. ...............................     5,000     5,086,970       5,000       5,086,970
Federal Home Loan Mortgage
 Corp. ARM ...........................     1,169     1,197,725       1,169       1,197,725
Federal Home Loan Mortgage
 Corp. PC Gold .......................        --            --       2,153       2,196,961
Federal Home Loan Mortgage
 Corp. PC Gold .......................        --            --         176         179,874
Federal Home Loan Mortgage
 Corp. PC Gold .......................        --            --      15,050      15,703,734
Federal Home Loan Mortgage
 Corp. ...............................        --            --      15,500      15,713,125
Federal Home Loan Mortgage
 Corp. ...............................        --            --       7,000       7,216,563
Federal National Mortgage
 Assoc. ..............................     5,000     5,117,645       5,000       5,117,645
Federal National Mortgage
 Assoc. ..............................     3,380     3,405,662       3,380       3,405,662
Federal National Mortgage
 Assoc. ..............................        --            --         237         240,688
Federal National Mortgage
 Assoc. ..............................        --            --       7,000       7,052,500
Federal National Mortgage
 Assoc. ..............................     2,857     2,968,648       2,857       2,968,648
Federal National Mortgage
 Assoc. ..............................       453       501,405         453         501,405
Government National Mortgage
 Assoc. II ARM .......................     6,434     6,499,058       6,434       6,499,058
Government National Mortgage
 Assoc. II ARM .......................     3,292     3,339,269       3,292       3,339,269

                      MORGAN STANLEY LIMITED DURATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2002

                                   (UNAUDITED)


                                                                    MORGAN STANLEY
                                                                LIMITED DURATION FUND
                                                              --------------------------
                                                               PRINCIPAL
                                                                 AMOUNT
                                         COUPON     MATURITY       IN
                                          RATE        DATE     THOUSANDS       VALUE
                                      ------------ ---------- ----------- --------------
Government National Mortgage                       06/20/22-
 Assoc. II ARM ......................     6.375%   06/20/25          --             --
Government National Mortgage                       10/20/24-
 Assoc. II ARM ......................     6.625    12/20/24          --             --
Government National Mortgage
 Assoc. II ARM ......................     6.75     08/20/22          --             --
                                                                           -----------
TOTAL MORTGAGE PASS-THROUGH
 SECURITIES
(Cost $47,501,306, $48,657,810,
and $96,159,116, respectively).......                                      $48,303,445
                                                                           -----------
U.S. GOVERNMENT OBLIGATIONS (16.2%)
U.S. Treasury Notes**
 (Cost $41,254,699, $0, and                6.75-   11/15/04-
 41,254,699, respectively) ..........     7.875    05/15/05     $37,225     40,687,991
                                                                           -----------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $88,756,005, $48,657,810,
 and 137,413,815, respectively) .....                                       88,991,436
                                                                           -----------
COLLATERALIZED MORTGAGE
 OBLIGATIONS (5.6%)
U.S. Government Agencies
Federal Home Loan Mortgage
 Corp. 1370 K (PAC IO) .............. 1,089.16     09/15/22          --             --
Federal Home Loan Mortgage
 Corp. G 21 M .......................     6.50     10/25/23          --             --
Federal Home Loan Mortgage
 Corp. ..............................     6.50     03/15/29         489        499,507
Federal Home Loan Mortgage
 Corp. CMO 214 ......................     6.60     03/15/29       1,059      1,089,587
Federal National Mortgage Assoc.
 G96-1 PJ (PAC) .....................     7.50     11/17/25          --             --
                                                                           -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
(Cost $1,587,547, $12,567,453 and
$14,155,000, respectively)...........                                        1,589,094
                                                                           -----------
ASSET BACKED SECURITIES (8.3%)
Finance/Rental/Leasing
American Express Credit Account
 Master Trust 2001-2 A ..............     6.40     04/15/05       1,000      1,016,085
CIT Marine Trust 1999-A AL ..........     5.80     04/15/10         135        138,555
Capital Auto Receivables Asset
 Trust 2002-2A ......................     4.50     10/15/07       1,200      1,206,000
Chase Credit Card Master Trust
 2001-4 A ...........................     5.50     11/17/08         875        900,117
Chase Manhattan Auto Owner
 Trust ..............................     4.24     09/15/08       1,100      1,093,984



                                           MORGAN STANLEY
                                           NORTH AMERICAN
                                             GOVERNMENT
                                            INCOME TRUST                 COMBINED
                                      ------------------------- ---------------------------
                                       PRINCIPAL                 PRINCIPAL
                                         AMOUNT                    AMOUNT
                                           IN                        IN
                                       THOUSANDS      VALUE      THOUSANDS       VALUE
                                      ----------- ------------- ----------- ---------------
Government National Mortgage
 Assoc. II ARM ......................    $7,389    $ 7,535,566    $ 7,389    $   7,535,566
Government National Mortgage
 Assoc. II ARM ......................     1,621      1,673,114      1,621        1,673,114
Government National Mortgage
 Assoc. II ARM ......................     6,723      6,920,393      6,723        6,920,393
                                                   -----------               -------------
TOTAL MORTGAGE PASS-THROUGH
 SECURITIES
(Cost $47,501,306, $48,657,810,
and $96,159,116, respectively).......               49,362,070                  97,665,515
                                                   -----------               -------------




U.S. GOVERNMENT OBLIGATIONS (16.2%)
U.S. Treasury Notes**
 (Cost $41,254,699, $0, and
 41,254,699, respectively) ..........        --             --     37,225       40,687,991
                                                   -----------               -------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS
(Cost $88,756,005, $48,657,810,
 and 137,413,815, respectively) .....               49,362,070                 138,353,506
                                                   -----------               -------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS (5.6%)
U.S. Government Agencies
Federal Home Loan Mortgage
 Corp. 1370 K (PAC IO) ..............         3         58,178          3           58,178
Federal Home Loan Mortgage
 Corp. G 21 M .......................     7,297      7,175,207      7,297        7,175,207
Federal Home Loan Mortgage
 Corp. ..............................        --             --        489          499,507
Federal Home Loan Mortgage
 Corp. CMO 214 ......................        --             --      1,059        1,089,587
Federal National Mortgage Assoc.
 G96-1 PJ (PAC) .....................     5,000      5,308,985      5,000        5,308,985
                                                   -----------               -------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
(Cost $1,587,547, $12,567,453 and
$14,155,000, respectively)...........               12,542,370                  14,131,464
                                                   -----------               -------------
ASSET BACKED SECURITIES (8.3%)
Finance/Rental/Leasing
American Express Credit Account
 Master Trust 2001-2 A ..............        --             --      1,000        1,016,085
CIT Marine Trust 1999-A AL ..........        --             --        135          138,555
Capital Auto Receivables Asset
 Trust 2002-2A ......................        --             --      1,200        1,206,000
Chase Credit Card Master Trust
 2001-4 A ...........................        --             --        875          900,117
Chase Manhattan Auto Owner
 Trust ..............................        --             --      1,100        1,093,984

                      MORGAN STANLEY LIMITED DURATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2002

                                   (UNAUDITED)


                                                                   MORGAN STANLEY
                                                               LIMITED DURATION FUND
                                                             --------------------------
                                                              PRINCIPAL
                                                                AMOUNT
                                       COUPON      MATURITY       IN
                                        RATE         DATE     THOUSANDS       VALUE
                                   -------------- ---------- ----------- --------------
Connecticut RRB Special Purpose
 Trust CL&P-1 ....................     5.36 %     03/30/07     $   500    $    516,241
Daimler-Benz Vehicle Trust
 1998-A A4 .......................     5.22       12/22/03         257         257,394
Daimler Chrysler Auto Trust            4.49-      09/06/04-
 2000-C A3 .......................     6.82       10/06/08       2,200       2,234,616
First Security Auto Owner Trust
 1999-1 A4 .......................     5.74       06/15/04         283         286,192
Ford Credit Auto Owner Trust           4.14-      06/17/04-
 2002-B ..........................     6.74       12/17/05       1,307       1,331,131
Harley Davidson Motorcycle Trust
 2002-1 ..........................     4.50       01/15/10       1,200       1,197,671
Honda Auto Receivables Owner           2.76-      02/18/04-
 Trust 2001-3 A2 .................     6.62       10/15/05       1,991       2,005,493
Household Automotive Trust
 2001-3 A3 .......................     3.68       04/17/06       1,325       1,327,572
MBNA Master Card Trust
 1997-J A ........................     1.98       02/15/07       1,200       1,202,307
MMCA Automobile Trust
 2000-1 A3 .......................     7.00       06/15/04         492         501,369
National City Auto Trust 2002-A...     4.04       07/15/06       1,100       1,109,393
Nissan Auto Receivables Owner          3.58-      09/15/03-
 Trust 2002-A A3 .................     7.01       02/15/07       2,098       2,133,228
Nissan Auto Receivables Owner
 Trust 2002 B                          4.60       09/17/07         900         909,931
Nordstrom Private Label Credit
 Card Master Trust -- 144A*
 2000-C A3 .......................     4.82       04/15/10         650         645,437
Peco Energy Transition Trust
 1999-A A2 .......................     5.63       03/01/05         259         263,588
Premier Auto Trust 1999-2 A4 .....     5.59       02/09/04         391         396,279
Residential Funding Mortgage
 Securities Trust 2000-HI4 AI2 ...     7.39       04/25/11          82          81,860
Toyota Auto Receivables Owner
 Trust 1999-A A3 .................     6.15       08/16/04         134         134,303
                                                                          ------------
TOTAL ASSET BACKED SECURITIES
(Cost $20,834,777, $0, and
 $20,834,777, respectively).......                                          20,888,746
                                                                          ------------



                                        MORGAN STANLEY
                                        NORTH AMERICAN
                                          GOVERNMENT
                                         INCOME TRUST                COMBINED
                                   ------------------------ --------------------------
                                    PRINCIPAL                PRINCIPAL
                                      AMOUNT                   AMOUNT
                                        IN                       IN
                                    THOUSANDS      VALUE     THOUSANDS       VALUE
                                   ----------- ------------ ----------- --------------
Connecticut RRB Special Purpose
 Trust CL&P-1 ....................     --                     $   500    $    516,241
                                               --
Daimler-Benz Vehicle Trust
 1998-A A4 ....................... --                   --        257         257,394
Daimler Chrysler Auto Trust
 2000-C A3 .......................     --               --      2,200       2,234,616
First Security Auto Owner Trust
 1999-1 A4 .......................     --               --        283         286,192
Ford Credit Auto Owner Trust
 2002-B ..........................     --               --      1,307       1,331,131
Harley Davidson Motorcycle Trust
 2002-1 ..........................     --               --      1,200       1,197,671
Honda Auto Receivables Owner
 Trust 2001-3 A2 .................     --               --      1,991       2,005,493
Household Automotive Trust
 2001-3 A3 .......................     --               --      1,325       1,327,572
MBNA Master Card Trust
 1997-J A ........................     --               --      1,200       1,202,307
MMCA Automobile Trust
 2000-1 A3 .......................     --               --        492         501,369
National City Auto Trust 2002-A...     --               --      1,100       1,109,393
Nissan Auto Receivables Owner
 Trust 2002-A A3 .................     --               --      2,098       2,133,228



Nissan Auto Receivables Owner
 Trust 2002 B                          --               --        900         909,931
Nordstrom Private Label Credit
 Card Master Trust -- 144A*
 2000-C A3 .......................     --               --        650         645,437
Peco Energy Transition Trust
 1999-A A2 .......................     --               --        259         263,588
Premier Auto Trust 1999-2 A4 .....     --               --        391         396,279
Residential Funding Mortgage
 Securities Trust 2000-HI4 AI2 ...     --               --         82          81,860
Toyota Auto Receivables Owner
 Trust 1999-A A3 ................. --                   --        134         134,303
                                               -----------               ------------
TOTAL ASSET BACKED SECURITIES
(Cost $20,834,777, $0, and
 $20,834,777, respectively).......                      --                 20,888,746
                                               -----------               ------------

                      MORGAN STANLEY LIMITED DURATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2002

                                   (UNAUDITED)


                                                                         MORGAN STANLEY
                                                                     LIMITED DURATION FUND
                                                                   --------------------------
                                                                   PRINCIPAL
                                                                     AMOUNT
                                             COUPON      MATURITY      IN
                                              RATE         DATE     THOUSANDS       VALUE
                                         -------------- ---------- ----------- --------------
SHORT-TERM INVESTMENTS (29.9%)
COMMERCIAL PAPER (2.4%) (A)
Finance/Rental/Leasing (0.7%)
Paccar Financial Corp. .................     1.80 %     07/22/02          --             --
Food: Major Diversified (1.3%)
Nestle Capital Corp. ...................     1.82       05/17/02          --             --
Industrial Conglomerates (0.4%)
General Electric Co. ...................     1.82       05/20/02          --             --
                                                                                -----------
TOTAL COMMERCIAL PAPER
 (Cost $0, $6,006,386 and
 $6,006,386, respectively)..............                                                 --
                                                                                -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (A)
 (20.9%)
                                             1.73-      05/03/02-
Federal Home Loan Banks ................     1.86       06/26/02     $15,000    $14,978,207
                                             1.67-      05/31/02-
Federal Home Mortgage Corp. ............     3.58       07/03/02      20,000     19,949,381
Federal National Mortgage
 Assoc. ................................     1.80       07/03/02          --             --
Federal National Mortgage
 Assoc. ................................     1.82       06/05/02          --             --
Federal National Mortgage
 Assoc. ................................     1.86       08/09/02          --             --
Federal National Mortgage
 Assoc. ................................     1.77       06/05/02       5,000      4,991,396
U.S. Treasury Bill ** ..................     1.88       10/17/02         550        545,146
                                                                                -----------
TOTAL U.S. GOVERNMENT & AGENCY
 OBLIGATIONS
(Cost $40,464,129, $11,958,275 and
 $52,422,404, respectively).............                                         40,464,130
                                                                                -----------
REPURCHASE AGREEMENTS (6.6%)
Joint repurchase agreement
 account (dated 04/30/02;
 proceeds $12,912,683) (b) .............     1.905      05/01/02      12,912     12,912,000
                                                                                -----------
The Bank of New York (dated
 04/30/02; proceeds $3,675,784) (c).....     1.688      05/01/02          --             --
                                                                                -----------
TOTAL REPURCHASE AGREEMENTS
(Cost $12,912,000, $3,675,612 and
 $16,587,612, respectively).............                                         12,912,000
                                                                                -----------
TOTAL SHORT-TERM INVESTMENTS
(Cost $53,376,129, $21,640,273 and
 $75,016,402, respectively).............                                         53,376,130
                                                                                -----------



                                              MORGAN STANLEY
                                              NORTH AMERICAN
                                                GOVERNMENT
                                               INCOME TRUST                COMBINED
                                         ------------------------- -------------------------
                                          PRINCIPAL                 PRINCIPAL
                                            AMOUNT                    AMOUNT
                                              IN                        IN
                                          THOUSANDS      VALUE      THOUSANDS      VALUE
                                         ----------- ------------- ----------- -------------
SHORT-TERM INVESTMENTS (29.9%)
COMMERCIAL PAPER (2.4%) (A)
Finance/Rental/Leasing (0.7%)
Paccar Financial Corp. .................    $1,700    $ 1,692,945    $ 1,700    $ 1,692,945
Food: Major Diversified (1.3%)
Nestle Capital Corp. ...................     3,317      3,314,317      3,317      3,314,317
Industrial Conglomerates (0.4%)
General Electric Co. ...................     1,000        999,039      1,000        999,039
                                                      -----------               -----------
TOTAL COMMERCIAL PAPER
 (Cost $0, $6,006,386 and
 $6,006,386, respectively)..............                6,006,301                 6,006,301
                                                      -----------               -----------




U.S. GOVERNMENT & AGENCY OBLIGATIONS (A)
 (20.9%)
Federal Home Loan Banks ................        --             --     15,000     14,978,207
Federal Home Mortgage Corp. ............        --             --     20,000     19,949,381
Federal National Mortgage
 Assoc. ................................     5,000      4,984,000      5,000      4,984,000
Federal National Mortgage
 Assoc. ................................     3,000      2,994,692      3,000      2,994,692
Federal National Mortgage
 Assoc. ................................     4,000      3,979,127      4,000      3,979,127
Federal National Mortgage
 Assoc. ................................        --             --      5,000      4,991,396
U.S. Treasury Bill ** ..................        --             --        550        545,146
                                                      -----------               -----------
TOTAL U.S. GOVERNMENT & AGENCY
 OBLIGATIONS
(Cost $40,464,129, $11,958,275 and
 $52,422,404, respectively).............               11,957,819                52,421,949
                                                      -----------               -----------
REPURCHASE AGREEMENTS (6.6%)
Joint repurchase agreement
 account (dated 04/30/02;
 proceeds $12,912,683) (b) .............        --             --     12,912     12,912,000
                                                      -----------               -----------
The Bank of New York (dated
 04/30/02; proceeds $3,675,784) (c).....     3,676      3,675,612      3,676      3,675,612
                                                      -----------               -----------
TOTAL REPURCHASE AGREEMENTS
(Cost $12,912,000, $3,675,612 and
 $16,587,612, respectively).............                3,675,612                16,587,612
                                                      -----------               -----------
TOTAL SHORT-TERM INVESTMENTS
(Cost $53,376,129, $21,640,273 and
 $75,016,402, respectively).............               21,639,732                75,015,862
                                                      -----------               -----------

                      MORGAN STANLEY LIMITED DURATION FUND


            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2002

                                   (UNAUDITED)


                                                                               MORGAN STANLEY
                                                                               NORTH AMERICAN
                                                         MORGAN STANLEY          GOVERNMENT
                                                     LIMITED DURATION FUND      INCOME TRUST                      COMBINED
                                                    -----------------------   ---------------                 ---------------
                                                             VALUE                 VALUE                           VALUE
                                                    -----------------------   ---------------                 ---------------
TOTAL INVESTMENTS
(Cost $209,537,925, $82,865,536 and $292,403,461,
 respectively) (d) ..............................        $ 209,597,376          $83,544,172     116.9%         $ 293,141,548
OTHER ASSETS AND LIABILITIES ....................          (42,966,540)             672,036     (16.9)           (42,294,504)
                                                         -------------          -----------     -----          -------------
NET ASSETS ......................................        $ 166,630,836          $84,216,208     100.0%         $ 250,847,044
                                                         =============          ===========     =====          =============

Note: The percentages indicated are based on the holdings and net assets of the combined entity.
----------
ARM   Adjustable Rate Mortgage.

IO    Interest-only securities.

PAC   Planned Amortization Class.

*     Resale is restricted to qualified institutional investors.
** Some or all of these securities have been segregated in connection with securities purchased on a forward commitment basis and/or futures contracts.
*** Security purchased on a forward commitment with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)   Collateralized by federal agency and U.S. Treasury obligations.
(c) Collateralized by $3,765,897 U.S. Treasury Bill due 08/01/02 valued at $3,749,150.
(d) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.




                                                 GROSS            GROSS            NET
                                              UNREALIZED       UNREALIZED       UNREALIZED
                                             APPRECIATION     DEPRECIATION     APPRECIATION
                                            --------------   --------------   -------------
Morgan Stanley Limited Duration .........     $1,038,758       $  979,307        $ 59,451
Morgan Stanley North American ...........      1,079,886          401,250         678,636
                                              ----------       ----------        --------
Combined ................................     $2,118,644       $1,380,557        $738,087
                                              ==========       ==========        ========

Long (Short) Futures Contracts Open at April 30, 2002 for Limited Duration:




                                                        DESCRIPTION,               UNDERLYING        UNREALIZED
 NUMBER OF                                            DELIVERY MONTH,              FACE AMOUNT      APPRECIATION/
 CONTRACTS    LONG/SHORT                                  AND YEAR                  AT VALUE        DEPRECIATION
-----------   -----------------------------   -------------------------------   ----------------   --------------
      35      Long                            U.S. Treasury Notes/June 2002      $   3,711,641       $   2,386
      25      Long                            U.S. Treasury Notes/June 2002          5,227,735           9,822
      15      Long                            U.S. Treasury Notes/June 2002          1,534,688          10,253
     289      Short                           U.S. Treasury Notes/June 2002        (30,507,563)        (87,844)
                                                                                                     ---------
              Net unrealized depreciation                                                            $ (65,383)
                                                                                                     =========

                  See Notes to Pro Forma Financial Statements.

                      MORGAN STANLEY LIMITED DURATION FUND

                         PRO FORMA FINANCIAL STATEMENTS
                       STATEMENT OF ASSETS AND LIABILITIES
                          APRIL 30, 2002 (UNAUDITED)





                                                                            MORGAN STANLEY
                                                                            NORTH AMERICAN
                                                         MORGAN STANLEY       GOVERNMENT         PRO FORMA
                                                        LIMITED DURATION     INCOME TRUST       ADJUSTMENTS          COMBINED
                                                       ------------------ ----------------- ------------------- -----------------
ASSETS:
Investments in securities, at value (cost
 $209,537,925, $82,865,536 and $292,403,461,
 respectively) .......................................    $209,597,376     $   83,544,172           --           $  293,141,548
Receivable for:
 Investments sold ....................................       7,096,651                 --           --                7,096,651
 Interest ............................................       1,924,399            539,166           --                2,463,565
 Principal paydowns ..................................              --            184,856           --                  184,856
 Shares of beneficial interest sold ..................       1,254,240            149,585           --                1,403,825
Prepaid expenses and other assets ....................          49,720             44,039           --                   93,759
                                                          ------------     --------------        ---------       --------------
 TOTAL ASSETS ........................................     219,922,386         84,461,818           --              304,384,204
                                                          ------------     --------------        ---------       --------------
LIABILITIES:
Payable for:
 Investments purchased ...............................      52,421,690                 --           --               52,421,690
 Shares of beneficial interest repurchased ...........         618,706             85,385           --                  704,091
 Investment management fee ...........................         104,081             49,916           --                  153,997
 Dividends to shareholders ...........................          72,585                 --           --                   72,585
 Distribution fee ....................................              --             57,595           --                   57,595
 Variation margin ....................................          22,858                 --           --                   22,858
Accrued expenses and other payables ..................          51,630             52,714           --                  104,344
                                                          ------------     --------------       ---------        --------------
 TOTAL LIABILITIES ...................................      53,291,550            245,610           --               53,537,160
                                                          ------------     --------------       ---------        --------------
 NET ASSETS ..........................................    $166,630,836     $   84,216,208           --           $  250,847,044
                                                          ============     ==============       =========        ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ......................................    $169,378,542     $  315,740,721           --           $  485,119,263
Net unrealized appreciation (depreciation) ...........          (5,932)           678,636           --                  672,704
Dividends in excess of net investment income .........        (572,326)          (101,418)          --                 (673,744)
Accumulated net realized loss ........................      (2,169,448)      (232,101,731)          --             (234,271,179)
                                                          ------------     --------------       ---------        --------------
 NET ASSETS ..........................................    $166,630,836     $   84,216,208           --           $  250,847,044
                                                          ============     ==============       =========        ==============
 SHARES OUTSTANDING ..................................      17,379,848          9,725,743       (944,074)(1)         26,161,517
                                                          ============     ==============       =========        ==============
 NET ASSET VALUE PER SHARE ...........................    $       9.59     $         8.66                        $         9.59
                                                          ============     ==============                        ==============

----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley North American Government Income Trust shares outstanding.













                  See Notes to Pro Forma Financial Statements

                      MORGAN STANLEY LIMITED DURATION FUND

                         PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED APRIL 30, 2002 (UNAUDITED)





                                                                         MORGAN STANLEY
                                                      MORGAN STANLEY     NORTH AMERICAN          PRO FORMA
                                                          LIMITED          GOVERNMENT           ADJUSTMENTS
                                                         DURATION         INCOME TRUST           (NOTE 3)            COMBINED
                                                     ----------------   ----------------   --------------------   --------------
NET INVESTMENT INCOME:
INTEREST INCOME ..................................      $6,403,612         $4,678,973                   --         $11,082,585
                                                        ----------         ----------                   --         -----------
EXPENSES..........................................
Distribution fee .................................              --            662,605          $  (662,605)(1)              --
Investment management fee ........................         945,845            568,485               43,730 (1)       1,558,060
Transfer agent fees and expenses .................          87,612            185,471                   -- (3)        273,083
Registration fees ................................          60,080             47,849              (17,688)(2)          90,241
Professional fees ................................          67,821             61,864              (61,864)(2)          67,821
                                                                                                           (3)
Shareholder reports and notices ..................          52,247             35,903              (14,361)(2)          73,789
                                                                                                           (3)
Custodian fees ...................................          16,560             10,528                   --              27,088
Trustees' fees and expenses ......................          12,192             12,748              (12,748)(2)          12,192
Other ............................................           7,233             11,907                 (610)(2)          18,530
                                                        ----------         ----------          -----------         -----------
 TOTAL EXPENSES ..................................       1,249,590          1,597,360             (726,146)          2,120,804
Less: amounts waived/reimbursed ..................        (168,625)                --                   --            (168,625)
Less: expense offset .............................              --               (344)                  --                (344)
                                                        ----------         ----------          -----------         -----------

 NET EXPENSES ....................................       1,080,965          1,597,016             (726,146)          1,951,835
                                                        ----------         ----------          -----------         -----------
 NET INVESTMENT INCOME ...........................       5,322,647          3,081,957              726,146           9,130,750
                                                        ----------         ----------          -----------         -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain (loss) on:
Investments ......................................       3,861,264                (28)                  --           3,861,236
Futures contracts ................................        (287,415)                --                   --            (287,415)
                                                        ----------         ----------          -----------         -----------
 NET GAIN (LOSS) .................................       3,573,849                (28)                  --           3,573,821
                                                        ----------         ----------          -----------         -----------
Net change in unrealized appreciation/depreciation on:
 Investments .....................................        (852,647)         1,185,325                   --             332,678
 Futures contracts ...............................         (65,383)                --                   --             (65,383)
                                                        ----------         ----------          -----------         -----------
 NET APPRECIATION (DEPRECIATION) .................        (918,030)         1,185,325                   --             267,295
                                                        ----------         ----------          -----------         -----------
 NET GAIN ........................................       2,655,819          1,185,297                   --           3,841,116
                                                        ----------         ----------          -----------         -----------
NET INCREASE .....................................      $7,978,466         $4,267,254          $   726,146         $12,971,866
                                                        ==========         ==========          ===========         ===========

----------
(1) Reflects adjustment to investment management fees and plan of distribution fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the reorganization, which will be borne by Morgan Stanley North American Government Income Trust
      approximates $    .




                  See Notes to Pro Forma Financial Statements

                      MORGAN STANLEY LIMITED DURATION FUND

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at April 30, 2002 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended April 30, 2002, reflect the accounts of Morgan Stanley Limited Duration Fund ("Limited Duration") and Morgan Stanley North American Government Income Trust ("North American").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of North American in exchange for shares in Limited Duration. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of Limited which would have been issued on April 30, 2002 in connection with the proposed reorganization. Shareholders of North American would become shareholders of Limited Duration receiving shares of Limited equal to the value of their holdings in North American. The amount of additional shares assumed to be issued was calculated based on the April 30, 2002 net assets of North American and the April 30, 2002 net asset value per share of Limited Duration as follows:




                                                 NET ASSET VALUE
                                NET ASSETS          PER SHARE
 ADDITIONAL SHARES ISSUED     NORTH AMERICAN         LIMITED
--------------------------   ----------------   ----------------
          8,781,669             $84,216,208          $ 9.59

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and distribution fees of the combined Fund are based on the fee schedule in effect for Limited Duration at the combined level of average net assets for the twelve months ended April 30, 2002. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

                            MS LIMITED DURATION FUND
                      STATEMENT OF ADDITIONAL INFORMATION



                       TO BE SUPPLIED BY OUTSIDE PRINTER

STATEMENT OF ADDITIONAL INFORMATION
                                                    MORGAN STANLEY NORTH
                                                    AMERICAN GOVERNMENT
December 31, 2001                                   INCOME TRUST


--------------------------------------------------------------------------------
     This Statement of Additional Information is not a prospectus. The Prospectus dated December 31, 2001 for Morgan Stanley North American Government Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley
North American Government Income Trust
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ..........................................................  4
II.   Description of the Fund and Its Investments and Risks .................  4
         A. Classification ..................................................  4
         B. Investment Strategies and Risks .................................  4
         C. Fund Policies/Investment Restrictions ........................... 12
III.  Management of the Fund ................................................ 13
         A. Board of Trustees ............................................... 13
         B. Management Information .......................................... 13
         C. Compensation .................................................... 18
IV.   Control Persons and Principal Holders of Securities ................... 20
V.    Management, Investment Advice and Other Services ...................... 20
         A. The Investment Manager and Sub-Advisor .......................... 20
         B. Principal Underwriter ........................................... 20
         C. Services Provided by the Investment Manager and the Sub-Advisor . 21
         D. Rule 12b-1 Plan ................................................. 22
         E. Other Service Providers ......................................... 24
         F. Codes of Ethics ................................................. 24
VI.   Brokerage Allocation and Other Practices .............................. 24
         A. Brokerage Transactions .......................................... 24
         B. Commissions ..................................................... 25
         C. Brokerage Selection ............................................. 25
         D. Directed Brokerage .............................................. 26
         E. Regular Broker-Dealers .......................................... 26
VII.  Capital Stock and Other Securities .................................... 26
VIII. Purchase, Redemption and Pricing of Shares ............................ 27
         A. Purchase/Redemption of Shares ................................... 27
         B. Offering Price .................................................. 27
IX.   Taxation of the Fund and Shareholders ................................. 28
X.    Underwriters .......................................................... 30
XI.   Calculation of Performance Data ....................................... 30
XII.  Financial Statements .................................................. 31

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley North American Government Income Trust, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.


     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Sub-Advisor" - TCW Investment Management Company, a wholly-owned subsidiary of TCW.


     "TCW" - The TCW Group, Inc., a preeminent investment management and investment advisory services firm.


     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on February 19, 1992, with the name "TCW/DW North American Government Income Trust." Effective June 28, 1999, the Fund's name was changed to Morgan Stanley Dean Witter North American Government Income Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley North American Government Income Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION


     The Fund is an open-end, management investment company whose investment objective is to earn a high level of current income while maintaining relatively low volatility of principal.

     The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with United States banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be placed in the account on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's net assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager or the Sub-Advisor, to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Futures Contracts. The Fund may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and on any foreign government fixed-income security, and on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager and/or the Sub-Advisor may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition, by the Fund, of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Advisor subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may use reverse repurchase agreements as part of its investment strategy and may also use dollar rolls as part of its investment strategy.

     Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund will forgo principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager and/or Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. Seek to earn a high level of current income while maintaining relatively low volatility of principal.

     The Fund may not:

      1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in mortgage-backed securities (unless it has adopted a temporary "defensive" posture). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to mortgage-backed securities or asset-backed securities or to any obligation of the United States Government, its agencies or instrumentalities.

      3. Purchase or sell commodities or commodities contracts except that the Fund may purchase and sell financial futures contracts and related options thereon.

      4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      5. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      6. Borrow money, except that the Fund (i) may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and (ii) may engage in reverse repurchase agreements and dollar rolls.

      7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money; or (e) lending portfolio securities.

      9. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or
        (c) by lending its portfolio securities.

     10. Make short sales of securities.

     11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.

     As a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley or the Sub-Advisor's parent company, TCW. These are the "disinterested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.


     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager or the Sub-Advisor, and with the Morgan Stanley Funds (there were 97 such Funds as of the calendar year ended December 31, 2000) are shown below.




 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
Michael Bozic (60) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Funds; formerly Vice Chairman of Kmart
c/o Mayer, Brown & Platt                      Corporation (December 1998-October 2000),
Counsel to the Independent Trustees           Chairman and Chief Executive Officer of Levitz
1675 Broadway                                 Furniture Corporation (November 1995-November
New York, New York                            1998) and President and Chief Executive Officer of
                                              Hills Department Stores (May 1991-July 1995);
                                              formerly variously Chairman, Chief Executive
                                              Officer, President and Chief Operating Officer
                                              (1987-1991) of the Sears Merchandise Group of
                                              Sears, Roebuck and Co.; Director of Weirton Steel
                                              Corporation.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ------------------------------------------------------
Charles A. Fiumefreddo* (68) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Funds; formerly
c/o Morgan Stanley Trust                      Chairman, Chief Executive Officer and Director of
Harborside Financial Center, Plaza Two        the Investment Manager, the Distributor and
Jersey City, New Jersey                       Morgan Stanley Services, Executive Vice President
                                              and Director of Morgan Stanley DW, Chairman and
                                              Director of the Transfer Agent, and Director and/or
                                              officer of various Morgan Stanley subsidiaries (until
                                              June 1998).

Edwin J. Garn (69) ........................   Director or Trustee of the Morgan Stanley Funds;
Trustee                                       formerly United States Senator (R-Utah) (1974-
c/o Summit Ventures LLC                       1992) and Chairman, Senate Banking Committee
1 Utah Center                                 (1980-1986); formerly Mayor of Salt Lake City,
201 S. Main Street                            Utah (1971-1974); formerly Astronaut, Space
Salt Lake City, Utah                          Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the Utah
                                              Regional Advisory Board of Pacific Corp.; member
                                              of the board of various civic and charitable
                                              organizations.

Wayne E. Hedien (67) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Funds; Director of The PMI Group, Inc. (private
c/o Mayer, Brown & Platt                      mortgage insurance); Trustee and Vice Chairman
Counsel to the Independent Trustees           of The Field Museum of Natural History; formerly
1675 Broadway                                 associated with the Allstate Companies (1966-
New York, New York                            1994), most recently as Chairman of The Allstate
                                              Corporation (March 1993-December 1994) and
                                              Chairman and Chief Executive Officer of its wholly-
                                              owned subsidiary, Allstate Insurance Company
                                              (July 1989-December 1994); director of various
                                              other business and charitable organizations.

James F. Higgins* (53) ....................   Chairman of the Individual Investor Group of
Trustee                                       Morgan Stanley (since August 2000); Director of
c/o Morgan Stanley Trust                      the Transfer Agent, the Distributor and Dean Witter
Harborside Financial Center, Plaza Two        Realty Inc.; Director or Trustee of the Morgan
Jersey City, New Jersey                       Stanley Funds (since June 2000); previously
                                              President and Chief Operating Officer of the Private
                                              Client Group of Morgan Stanley (May 1999-August
                                              2000), President and Chief Operating Officer of
                                              Individual Securities of Morgan Stanley (February
                                              1997-May 1999), President and Chief Operating
                                              Officer of Dean Witter Securities of Morgan Stanley
                                              (1995-February 1997), and Director (1985-1997)
                                              of Morgan Stanley.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Dr. Manuel H. Johnson (52) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Funds; Director of NVR, Inc. (home
                                              construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System and
                                              Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (65) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Funds; director/trustee of various
New York, New York                            investment companies managed by Morgan
                                              Stanley Investment Management Inc. and Morgan
                                              Stanley Investments LP (since July 2001); formerly
                                              Vice President, Bankers Trust Company and BT
                                              Capital Corporation; director of various business
                                              organizations.

Philip J. Purcell* (58) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of Morgan Stanley, Morgan
1585 Broadway                                 Stanley DW and Novus Credit Services Inc.;
New York, New York                            Director of the Distributor; Director or Trustee of
                                              the Morgan Stanley Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              Morgan Stanley subsidiaries.

John L. Schroeder (71) ....................   Retired; Chairman of the Deriatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Funds; Director of Citizens Communications
Counsel to the Independent Trustees           Company (telecommunications company); formerly
1675 Broadway                                 Executive Vice President and Chief Investment
New York, New York                            Officer of Home Insurance Company (August 1991-
                                              September 1995).

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ------------------------------------------------------
Mitchell M. Merin (48) ....................   President and Chief Operating Officer of Morgan
President                                     Stanley Investment Management (since December
1221 Avenue of the Americas                   1998); President and Director (since April 1997)
New York, New York                            and Chief Executive Officer (since June 1998) of
                                              the Investment Manager and Morgan Stanley
                                              Services; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998);
                                              Chairman and Chief Executive Officer (since June
                                              1998) and Director (since January 1998) of the
                                              Transfer Agent; Director of various Morgan Stanley
                                              subsidiaries; President of the Morgan Stanley
                                              Funds (since May 1999); Trustee of various Van
                                              Kampen investment companies (since December
                                              1999); previously Chief Strategic Officer of the
                                              Investment Manager and Morgan Stanley Services
                                              and Executive Vice President of the Distributor
                                              (April 1997-June 1998), Vice President of the
                                              Morgan Stanley Funds (May 1997-April 1999), and
                                              Executive Vice President of Morgan Stanley.

Barry Fink (46) ...........................   General Counsel (since May 2000) and Managing
Vice President,                               Director (since December 2000) of Morgan Stanley
Secretary and General Counsel                 Investment Management; Managing Director (since
1221 Avenue of the Americas                   December 2000) and Secretary and General
New York, New York                            Counsel (since February 1997) and Director (since
                                              July 1998) of the Investment Manager and Morgan
                                              Stanley Services; Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Funds
                                              (since February 1997); Vice President and
                                              Secretary of the Distributor; previously, Senior Vice
                                              President (March 1997-December 1999), First Vice
                                              President, Assistant Secretary and Assistant
                                              General Counsel of the Investment Manager and
                                              Morgan Stanley Services.

Philip A. Barach (49) .....................   Group Managing Director and Chief Investment
Vice President                                Officer-Investment Grade Fixed-Income of the
865 South Figueroa Street                     Sub-Advisor, Trust Company of the West and TCW
Los Angeles, California                       Asset Management Company.

Jeffrey E. Gundlach (42) ..................   Group Managing Director and Chairman, Multi-
Vice President                                Strategy Fixed Income Committee of the Sub-
865 South Figueroa Street                     Advisor, Trust Company of the West and TCW
Los Angeles, California                       Asset Management Company.

Frederick H. Horton (43) ..................   Managing Director of the Sub-Advisor, Trust
Vice President                                Company of the West and TCW Asset Management
865 South Figueroa Street                     Company.
Los Angeles, California

Thomas F. Caloia (55) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and Morgan
c/o Morgan Stanley Trust                      Stanley Services; Treasurer of the Morgan Stanley
Harborside Financial Center, Plaza Two        Funds.
Jersey City, New Jersey

----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent directors/trustees vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairman of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended October 31, 2001.


                               FUND COMPENSATION




                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,650
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
John L. Schroeder .............        2,150

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                     TOTAL CASH
                                    COMPENSATION
                                   FOR SERVICES TO
                                      97 MORGAN
NAME OF INDEPENDENT TRUSTEE         STANLEY FUNDS
-------------------------------   ----------------
Michael Bozic .................       $146,917
Edwin J. Garn .................        151,717
Wayne E. Hedien ...............        151,567
Dr. Manuel H. Johnson .........        223,655
Michael E. Nugent .............        199,759
John L. Schroeder .............        194,809

     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72), Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 53 Morgan Stanley Funds (not including the
Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Funds as of December 31, 2000.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS



                                     FOR ALL ADOPTING FUNDS
                                ---------------------------------
                                   ESTIMATED
                                    CREDITED
                                     YEARS           ESTIMATED       RETIREMENT BENEFITS         ESTIMATED ANNUAL
                                 OF SERVICE AT     PERCENTAGE OF     ACCRUED AS EXPENSES     BENEFITS UPON RETIREMENT
                                   RETIREMENT         ELIGIBLE              BY ALL                   FROM ALL
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)      COMPENSATION        ADOPTING FUNDS          ADOPTING FUNDS(2)
-----------------------------   ---------------   ---------------   ---------------------   -------------------------
Michael Bozic ...............          10               60.44%             $20,001                   $52,885
Edwin J. Garn ...............          10               60.44               29,348                    52,817
Wayne E. Hedien .............           9               51.37               37,886                    44,952
Dr. Manuel H. Johnson .......          10               60.44               21,187                    77,817
Michael E. Nugent ...........          10               60.44               36,202                    69,506
John L. Schroeder ...........           8               50.37               65,337                    53,677

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     No persons owned 5% or more of the shares of the Fund as of December 7, 2001.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The Sub-Advisor is TCW Investment Management Company, a wholly-owned subsidiary of TCW, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Sub-Advisor by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. Societe Generale Asset Management, S.A., a wholly-owned subsidiary of Societe Generale, S.A., owns a majority interest in TCW.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage its business affairs. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of daily net assets not exceeding $500 million; and 0.60% to the portion of daily net assets exceeding $500 million. The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     Under a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee.

     Prior to June 28, 1999, the Fund was managed by Morgan Stanley Services, pursuant to a management agreement between the Fund and Morgan Stanley Services and was advised by TCW Investment Management Company pursuant to an advisory agreement between the Fund and TCW Investment Management Company.

     For the fiscal period November 1, 1998 through June 28, 1999, Morgan Stanley Services accrued total compensation under the old management agreement in the amount of $363,182. For the same period, TCW Investment Management Company accrued total compensation in its former capacity as advisor to the Fund in the amount of $242,121.

     For the period June 28, 1999 through October 31, 1999 and for the fiscal years ended October 31, 2000 and 2001, the Investment Manager accrued total compensation under the new Management Agreement in the amounts of $293,087, $685,082 and $587,228, respectively, of which $117,235, $274,032 and $234,891 were paid to the Sub-Advisor for the same periods, respectively.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a Selected Dealer Agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR

     The Investment Manager manages the Fund's business affairs and supervises the investment of the Fund's assets. The Sub-Advisor manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Pursuant to the Sub-Advisory Agreement, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends.

     Expenses not expressly assumed by the Investment Manager or the Sub-Advisor under the Management Agreement and the Sub-Advisory Agreement or by the Distributor, will be paid by the Fund. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or the Sub-Advisor or any corporate affiliate of the Investment Manager or the Sub-Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager or Sub-Advisor); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. RULE 12B-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").

     The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the
Plan: (1) compensation to, and expenses of, Morgan Stanley DW's Financial Advisors and other Selected Broker-Dealers' account executives and other employees, including overhead and telephone expenses (expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses; for example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan); (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.75 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expenses will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent Trustees. Expenses representing a residual to Financial Advisors and other authorized financial representatives, may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

     The Fund accrued a total of $663,568 pursuant to the Plan of Distribution for the fiscal year ended October 31, 2001. It is estimated that the amounts paid by the Fund for distribution were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: the Plan is essential in order to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, is essential for effective investment management; and without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the

Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


E. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


F. CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager and/or Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it invests will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     During the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended October 31, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager and the Sub-Advisor effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager, the Sub-Advisor or their affiliates to cause purchase and sale transactions to be allocated among the clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE

     During the fiscal year ended October 31, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS

     During the fiscal year ended October 31, 2001, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At October 31, 2001, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on June 8, 1999. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Fund and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other continuously offered Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per Fund share is calculated by dividing the value of the Fund's securities and other assets, less the liabilities, by the number of shares outstanding.

     In the calculation of the Fund's net asset value all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager and/or Sub-Advisor will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan".

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature.

     Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined as described below; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period (reduced by any undeclared earned income per share that is expected to be declared shortly after the end of the period) multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.

     To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities. For the 30-day period ended October 31, 2001, the Fund's yield, calculated pursuant to the formula described above was 3.11%.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which is reduced by the initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns of the Fund for the one and five year periods ended October 31, 2001 and for the period July 31, 1992 (commencement of operations) through October 31, 2001 were 7.43%, 6.03% and 4.66%, respectively.

     In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the Fund's total returns for the one and five year periods ended October 31, 2001 and for the period July 31, 1992 through October 31, 2001 were 7.43%, 34.04% and 52.36%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying $10,000, $50,000 or $100,000. Investments of $10,000, $50,000 and $100,000 in the Fund since inception would have grown to $15,236, $76,180, and $152,360, respectively, at October 31, 2001.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended Ocrober 31, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley North American Government Income Trust
PORTFOLIO OF INVESTMENTS  o  OCTOBER 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                    COUPON        MATURITY
 THOUSANDS                                                                     RATE           DATE        VALUE
-------------------------------------------------------------------------------------------------------------------
              U.S. Government Agency Mortgage-Backed Securities (59.7%)
$ 5,000       Federal Farm Credit Bank ...................................     6.25 %      12/02/02   $5,215,915
  5,000       Federal Home Loan Mortgage Corp. ...........................     4.50        08/15/04    5,169,575
  1,467       Federal Home Loan Mortgage Corp. ARM .......................     7.035       03/01/25    1,503,383
  4,087       Federal National Mortgage Assoc. ...........................     5.876       07/01/31    4,158,695
  4,743       Federal National Mortgage Assoc. ...........................     7.00        01/01/04    5,012,770
    464       Federal National Mortgage Assoc. ...........................     9.50        06/01/20      516,803
  8,760       Government National Mortgage Assoc. II ARM .................     6.375      06/20/22-
                                                                                           06/20/25    8,973,913
  8,218       Government National Mortgage Assoc. II ARM .................     6.50        08/20/29    8,375,144
  4,261       Government National Mortgage Assoc. II ARM .................     7.00       07/20/29-
                                                                                           09/20/29    4,356,565
  2,164       Government National Mortgage Assoc. II ARM .................     7.625      10/20/24-
                                                                                           12/20/24    2,225,930
  8,341       Government National Mortgage Assoc. II ARM .................     7.75        08/20/22    8,581,233
                                                                                                      ----------
              Total U.S. Government Agency Mortgage Backed-Securities
              (Cost $52,830,255) ..................................................................   54,089,926
                                                                                                      ----------
              Collateralized Mortgage Obligations (16.0%)
              U.S. Government Agencies
      5       Federal Home Loan Mortgage Corp. 1370 K (PAC IO) ........... 1,089.16        09/15/22       79,763
  8,186       Federal Home Loan Mortgage Corp. G 21 M ....................     6.50        10/25/23    8,648,329
    404       Federal National Mortgage Assoc. 1993-167 M (PAC) ..........     6.00        09/25/23      404,279
  5,000       Federal National Mortgage Assoc. G96-1 PJ (PAC) ............     7.50        11/17/25    5,345,300
                                                                                                      ----------
              Total Collateralized Mortgage Obligations (Cost $13,970,383).........................   14,477,671
                                                                                                      ----------
              Short-Term Investments (24.6%)
              Commercial Paper (a) (21.8%)
              Finance/Rental/Leasing (18.5%)
 12,000       International Lease Finance Corp. ..........................     2.48        11/05/01   11,996,693
  4,800       International Lease Finance Corp. ..........................     2.50        11/06/01    4,798,333
                                                                                                      ----------
                                                                                                      16,795,026
                                                                                                      ----------
              Insurance (3.3%)
  3,000       American General Corp. .....................................     2.47        11/06/01    2,998,971
                                                                                                      ----------
              Total Commercial Paper (Cost $19,793,997)............................................   19,793,997
                                                                                                      ----------


                       See Notes to Financial Statements
                                       32

Morgan Stanley North American Government Income Trust
PORTFOLIO OF INVESTMENTS  o  OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                          RATE         DATE         VALUE
-------------------------------------------------------------------------------------------------------
              Repurchase Agreement (2.8%)
$  2,557      The Bank of New York (dated 10/31/01; proceeds
              $2,557,353) (b) (Cost $2,557,175).................   2.5 %      11/01/01    $ 2,557,175
                                                                                          -----------
              Total Short-Term Investments (Cost $22,351,172).........................     22,351,172
                                                                                          -----------
              Total Investments (Cost $89,151,810) (c)..........  100.3 %                  90,918,769
              Liabilities in Excess of Other Assets ............   (0.3)                     (307,495)
                                                                  -------                 -----------
              Net Assets .......................................  100.0 %                 $90,611,274
                                                                  =======                 ===========

------------
ARM         Adjustable Rate Mortgage.
IO          Interest-only securities.
PAC         Planned Amortization Class.
(a)         Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)         Collateralized by $1,896,866 U.S. Treasury Bond 7.875% due 02/15/21
            valued at $2,608,323.
(c)         The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,228,467 and the aggregate gross unrealized depreciation is $461,508, resulting in net unrealized appreciation of $1,766,959.


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2001



Assets:
Investments in securities, at value
  (cost $89,151,810) ............................... $ 90,918,769
Receivable for:
     Interest ......................................      513,178
     Shares of beneficial interest sold ............       80,037
     Principal paydowns ............................       56,078
Prepaid expenses ...................................       15,229
                                                     ------------
   Total Assets ....................................   91,583,291
                                                     ------------
Liabilities:
Payable for:
     Shares of beneficial interest repurchased .....      736,504
     Distribution fee ..............................       59,057
     Investment management fee .....................       51,183
Payable to bank ....................................       68,845
Accrued expenses ...................................       56,428
                                                     ------------
   Total Liabilities ...............................      972,017
                                                     ------------
   Net Assets ...................................... $ 90,611,274
                                                     ============
Composition of Net Assets:
Paid-in-capital .................................... $320,616,404
Net unrealized appreciation ........................    1,766,959
Accumulated undistributed net investment
  income ...........................................      329,619
Accumulated net realized loss ...................... (232,101,708)
                                                     ------------
   Net Assets ...................................... $ 90,611,274
                                                     ============
Net Asset Value Per Share,
   10,278,823 shares outstanding (unlimited
     shares authorized of $.01 par value) ..........        $8.82
                                                            =====

Statement of Operations
For the year ended October 31, 2001



Net Investment Income:
Interest Income ...............................    $5,715,195
                                                   ----------
Expenses
Distribution fee ..............................       663,568
Investment management fee .....................       587,228
Transfer agent fees and expenses ..............       180,881
Professional fees .............................        68,090
Shareholder reports and notices ...............        50,430
Registration fees .............................        40,483
Custodian fees ................................        14,262
Trustees' fees and expenses ...................        12,511
Other .........................................        11,976
                                                   ----------
   Total Expenses .............................     1,629,429
Less: expense offset ..........................       (13,363)
                                                   ----------
   Net Expenses ...............................     1,616,066
                                                   ----------
   Net Investment Income ......................     4,099,129
                                                   ----------
Net change in unrealized depreciation .........     2,295,697
                                                   ----------
Net Increase ..................................    $6,394,826
                                                   ==========


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                                   FOR THE YEAR         FOR THE YEAR
                                                                                       ENDED               ENDED
                                                                                 OCTOBER 31, 2001     OCTOBER 31, 2000
                                                                                ------------------   -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income .......................................................      $  4,099,129        $   4,837,596
Net realized gain ...........................................................                 -              792,094
Net change in unrealized depreciation .......................................         2,295,697             (109,419)
                                                                                   ------------        -------------
  Net Increase ..............................................................         6,394,826            5,520,271
Dividends to shareholders from net investment income ........................        (4,171,176)          (4,457,000)
Net decrease from transactions in shares of beneficial interest .............        (3,307,860)         (29,670,526)
                                                                                   ------------        -------------
  Net Decrease ..............................................................        (1,084,210)         (28,607,255)
Net Assets:
Beginning of period .........................................................        91,695,484          120,302,739
                                                                                   ------------        -------------
End of Period
(Including accumulated undistributed net investment income of $329,619 and
$504,364, respectively)......................................................      $ 90,611,274        $  91,695,484
                                                                                   ============        =============


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS  o  OCTOBER 31, 2001

1. Organization and Accounting Policies
Morgan Stanley North American Government Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter North American Government Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS  o  OCTOBER 31, 2001 continued

included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Dollar Rolls - The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million and 0.60% to the portion of the daily net assets exceeding $500 million.

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS  o  OCTOBER 31, 2001 continued

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. Plan of Distribution
Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended October 31, 2001, the distribution fee was accrued at the annual rate of 0.73%.


4. Security Transactions and Transactions with Affiliates
The purchases and proceeds from prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 were as follows:




                                                                                     PURCHASES       PREPAYMENTS
                                                                                  --------------   --------------
U.S. Government Agencies .........................................................   $14,444,850      $31,100,601
Private Issue CMOs ...............................................................       --             1,781,743

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $8,100.

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS [|] OCTOBER 31, 2001 continued

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                               FOR THE YEAR                       FOR THE YEAR
                                                  ENDED                              ENDED
                                             OCTOBER 31, 2001                   OCTOBER 31, 2000
                                    ---------------------------------- ----------------------------------
                                         SHARES            AMOUNT            SHARES            AMOUNT
                                    ---------------- -----------------  ---------------- -----------------
Sold ..............................     13,631,877    $  119,393,140        27,659,513    $  235,059,575
Reinvestment of dividends .........        359,700         3,137,960           390,253         3,309,760
Repurchased .......................    (14,370,369)     (125,838,960)      (31,548,244)     (268,039,861)
                                       -----------    --------------       -----------    --------------
Net decrease ......................       (378,792)   $   (3,307,860)       (3,498,478)   $  (29,670,526)
                                       ===========    ==============       ===========    ==============

6. Federal Income Tax Status
During the year ended October 31, 2001, the Fund utilized approximately $103,000 of its net capital loss carryover. At October 31, 2001, the Fund had a net capital loss carryover of approximately $232,102,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:




                              AMOUNT IN THOUSANDS
--------------------------------------------------------------------------------
    2002           2003         2004         2005      2006       2007      2008
------------   -----------   ----------   ---------   ------   ---------   -----
$  52,983       $160,560      $14,716      $2,013      $152     $1,657      $21
=========       ========      =======      ======      ====     ======      ===


As of October 31, 2001, the Fund had permanent book/tax differences attributable to reclassifications of net gains on paydowns. To reflect reclassifications arising from these differences, accumulated undistributed net investment income was charged $102,698 and accumulated net realized loss was credited $102,698.


7. Reverse Repurchase and Dollar Roll Agreements
Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

At October 31, 2001, there were no outstanding reverse repurchase or dollar roll agreements.

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS  o  OCTOBER 31, 2001 continued

8. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


9. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At October 31, 2001, there were no outstanding forward contracts.


10. Change in Accounting Policy
Effective November 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley North American Government Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                     FOR THE YEAR ENDED OCTOBER 31
                                                   ----------------------------------
                                                          2001             2000
                                                   ----------------- ----------------
Selected Per Share Data:
Net asset value, beginning of period .............        $8.60            $8.50
                                                          -----            -----
Income (loss) from investment operations:
 Net investment income ...........................         0.40             0.40
 Net realized and unrealized gain (loss) .........         0.22             0.06
                                                          -----            -----
Total income from investment operations ..........         0.62             0.46
                                                          -----            -----
Less dividends and distributions from:
 Net investment income ...........................        (0.40)           (0.36)
 Paid-in-capital .................................            -                -
                                                          -----            -----
Total dividends and distributions ................        (0.40)           (0.36)
                                                          -----            -----
Net asset value, end of period ...................        $8.82            $8.60
                                                          =====            =====
Total Return+  ...................................         7.43%            5.55%
Ratios to Average Net Assets:
Expenses (before expense offset) .................         1.80%(1)         1.76%(1)
Net investment income ............................         4.51%            4.58%
Supplemental Data:
Net assets, end of period, in thousands ..........      $90,611          $91,695
Portfolio turnover rate ..........................           19%               -



                                                              FOR THE YEAR ENDED OCTOBER 31
                                                   ----------------------------------------------------
                                                          1999              1998              1997
                                                   ----------------- ------------------ ---------------
Selected Per Share Data:
Net asset value, beginning of period .............        $8.60             $8.59             $8.39
                                                          -----             -----             -----
Income (loss) from investment operations:
 Net investment income ...........................         0.44              0.49              0.44
 Net realized and unrealized gain (loss) .........        (0.09)            (0.05)             0.19
                                                          -----             -----             -----
Total income from investment operations ..........         0.35              0.44              0.63
                                                          -----             -----             -----
Less dividends and distributions from:
 Net investment income ...........................        (0.38)            (0.43)            (0.43)
 Paid-in-capital .................................        (0.07)                -                 -
                                                          -----             -----             -----
Total dividends and distributions ................        (0.45)            (0.43)            (0.43)
                                                          -----             -----             -----
Net asset value, end of period ...................        $8.50             $8.60             $8.59
                                                          =====             =====             =====
Total Return+  ...................................         4.30%             5.13%             7.80%
Ratios to Average Net Assets:
Expenses (before expense offset) .................         1.81%(1)          1.69%(1)          1.65%
Net investment income ............................         5.11%             5.52%             5.18%
Supplemental Data:
Net assets, end of period, in thousands ..........     $120,303          $150,441           $212,040
Portfolio turnover rate ..........................           43%                8%                 -

-----------
+ Calculated based on the net asset value as of the last business day of the period.
(1) Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley North American Government Income Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley North American Government Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter North American Government Income Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley North American Government Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 11, 2001

                      2001 Federal Tax Notice (unaudited)

     Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2001, 3.08% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                      MORGAN STANLEY LIMITED DURATION FUND


                                     PART C
                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 23 of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, dated December 27, 2001, which was filed electronically pursuant to Regulation S-T on December 27, 2001 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-7117 and 33-50857).


ITEM 16. EXHIBITS

(1) Declaration of Trust dated October 21, 1993 (incorporated herein by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993); Amendment to the Declaration of Trust of the Registrant dated June 22, 1998 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 30, 1998); Amendment to the Declaration of Trust of the Registrant dated June 18, 2001 (incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on June 29, 2001; and Amendment to the Declaration of Trust of the Registrant dated December 27, 2001 (incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 27, 2001).

(2) Amended and Restated By-Laws of Registrant dated as of May 1, 1999 (incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 22, 1999).


(3) Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) Not Applicable.

(6) Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc. dated May 31, 1997, and amended as of April 30, 1998, (incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on June 30, 1998).

(7) (a) Amended Distribution Agreement between Registrant and Morgan Stanley Distributors Inc. (incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 30, 1998).

    (b) Form of Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc. (incorporated herein by reference to
        Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993).

    (c) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998 (incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 6 to the Registration Statement) on Form N-1A, filed on June 22, 1999).

(8) Not Applicable

(9) (a) Custody Agreement between the Registrant and The Bank of New York dated December 21, 1993 (incorporated herein by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993); Amendment dated April 17, 1996 to the Custody Agreement between the Registrant and The Bank of New York (incorporated to Exhibit 8 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on June 21, 1996; Amendment dated June 15, 2001 to the Custody Agreement between the Registrant and The Bank of New York (incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 2, 2001).

     (b) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated June 15, 2001 (incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 2, 2001).

     (c) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Trust (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on June 29, 2001).

(10) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (incorporated herein by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9,
     1993).

(11) (a)  Opinion and consent of Mayer, Brown, Rowe & Maw, filed herein.

     (b)  Opinion and consent of Nutter, McClennen & Fish LLP, filed herein.

(12) Opinion and consent of Mayer, Brown, Rowe & Maw regarding tax matters, filed herein.

(13) Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 30, 1998).

(14) Consent of Independent Auditors, filed herein.

(15) Not Applicable.

(16) Powers of Attorney, filed herein.

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended April 30, 2002 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on May 28, 2002).

     (b   Form of Proxy.

     (c)  Voting Information Card.


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 25th day of April, 2002.


                             MORGAN STANLEY LIMITED DURATION FUND


                               By: /s/ Barry Fink
                                  -----------------------------
                                   Barry Fink
                                   Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.





           SIGNATURE                             TITLE                         DATE
------------------------------   -------------------------------------   ---------------
1. Principal Executive Officer
  /s/ Charles A. Fiumefreddo     Chief Executive Officer, Trustee and    April 25, 2002
  ............................   Chairman

2. Principal Financial Officer
  /s/ Thomas F. Caloia           Treasurer and Principal                 April 25, 2002
  ............................   Accounting Officer

3. Majority of Trustees
  /s/ Michael Bozic              Trustee                                 April 25, 2002
  ............................
  /s/ Edwin J. Garn              Trustee                                 April 25, 2002
  ............................
  /s/ Wayne E. Hedien            Trustee                                 April 25, 2002
  ............................
  /s/ James F. Higgins           Trustee                                 April 25, 2002
  ............................
  /s/ Manuel H. Johnson          Trustee                                 April 25, 2002
  ............................
  /s/ Michael E. Nugent          Trustee                                 April 25, 2002
  ............................
  /s/ John L. Schroeder          Trustee                                 April 25, 2002
  ............................
  /s/ Philip J. Purcell          Trustee                                 April 25, 2002
  ............................

                      MORGAN STANLEY LIMITED DURATION FUND

                                  EXHIBIT INDEX


11(a)  Opinion and Consent of Mayer, Brown Rowe & Maw LLP

11(b)  Opinion and Consent of Nutter, McClennon & Fish LLP

12     Opinion and Consent of Mayer, Brown Rowe & Maw LLP regarding tax matters

14     Consent of Independent Auditors

16     Powers of Attorney

17     Proxy Card